UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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eBay Inc.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

In 2023, we received several awards recognizing our culture, workplace and commitments to responsible business.

Fifth year in a row as a member of the Dow Jones **Sustainability World Index**

Received an A- for leadership in climate change in **CDP Climate Change Survey**

Fourth year ranked in the U.S. Environmental Protection Agency's **Green Power Partnership National Top 100**

   2024 Proxy Statement

Letter to Our Stockholders
Dear Fellow Stockholders:
eBay’s shared values of transparency, responsibility and performance have supported eBay’s mission to empower people and create economic opportunity for all throughout 2023. As your Board of Directors, we are focused on creating long-term, sustainable value for stockholders. Drawing on your input, we are supporting our leadership team in realizing its vision and strategy for eBay, a marketplace that will continue to drive success for its sellers and buyers around the world.
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of eBay Inc. to be held on June 20, 2024, at 8:00 a.m. Pacific Time. The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Board Election and Refreshment
We are soliciting proxies for the election at the Annual Meeting of ten individuals to serve as directors of eBay until the 2025 Annual Meeting of Stockholders. The Board has a commitment to refreshment, and we recently recruited one additional independent director, Zane Rowe. Mr. Rowe further enhances the Board’s composition, and with his extensive experience in corporate finance, investor relations and strategy, he brings skills and expertise complementary to eBay’s strategic vision.
Sustainable Initiatives
As Board members we, and the thousands of eBay employees, deeply share the sentiment that the company’s purpose links us to something bigger than any one of us. To ensure the achievement of our long-term business goals, we oversee the management team to ensure eBay’s sustainability initiatives focus on the matters that are most meaningful to our business and where we can be most impactful to our stakeholders. This includes our commitments to corporate governance best practices (especially our engagement with and responsiveness to stockholders), our impact on the environment and the communities we serve and overseeing meaningful progress in diversity, equity and inclusion. We invite you to read more in our Impact, DE&I and Recommerce reports.

Engaging Virtually
This year will be our fifth virtual annual meeting. We believe hosting the meeting virtually improves your ability to attend and participate while saving you the time and expense of travel. In the virtual meeting, participants will join via a website where they can listen to the speakers, view any presentations, submit questions and comments, hear the company’s responses, and vote their shares electronically. We recommend that participants log in at least 15 minutes prior to the start of the meeting.
Thank you for your continued investment in eBay. We are proud to represent stockholder interests in this great company and look forward to meeting with you at the 2024 Annual Meeting of Stockholders.
Sincerely,
Your Board of Directors
Adriane M. Brown
Aparna Chennapragada
Logan D. Green
E. Carol Hayles
Jamie J. Iannone
Shripriya Mahesh
Paul S. Pressler
Zane Rowe
Mohak Shroff
Perry M. Traquina

2024 Proxy Statement   1
Notice of Annual
     Meeting of
   Stockholders
The 2024 Annual Meeting of Stockholders of eBay Inc. (“eBay,” “we,” “us” and the “Company”) will be conducted virtually on the Internet. There will be no in-person meeting.
Date and Time Thursday, June 20, 2024 8:00 a.m. Pacific Time	Web Address www.virtualshareholdermeeting. com/EBAY2024	Record Date You are eligible to vote if you were a stockholder at the close of business on April 22, 2024.
Proposals Requiring Your Vote
DESCRIPTION			BOARD’S RECOMMENDATION	FURTHER DETAILS
Proposal	1	Election of 10 directors named in this Proxy Statement to our Board to hold office until our 2025 Annual Meeting of Stockholders	FOR Each Director Nominee	Page 8
Proposal	2	Ratification of appointment of independent auditors	FOR	Page 32
Proposal	3	Advisory vote to approve named executive officer compensation	FOR	Page 37
Stockholders as of the record date will also transact on such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. The items of business are described more fully in the accompanying Proxy Statement. We will be providing access to our proxy materials over the internet under Securities and Exchange Commission (“SEC”) “notice and access” rules. As a result, on or about April 25, 2024, we are mailing to many of our stockholders a notice instead of a paper copy of the Proxy Statement and our 2023 Annual Report. In the event of a technical malfunction or other situation that at the discretion of the Chair of our Board may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held, the Chair of our Board or our Secretary will convene the meeting at 4:00 p.m. Pacific Time on the same date and at the location specified above solely for the purpose of holding the adjourned meeting at this later time. Under the foregoing circumstances, we will post information regarding the announcement on our investor relations website at https://investors.ebayinc.com/.
How to Vote
Your Vote Is Important. Even if you plan to attend the meeting, please vote as soon as possible using any of the following methods. In all cases, you should have your notice, or if you requested to receive printed proxy materials, your proxy card or voting instruction form, on hand and follow the instructions:

Online	Phone	Mail
You can vote your shares online at www.proxyvote.com.	You can vote your shares by calling +1 (800) 690-6903.	Date and sign your proxy card or voting instruction form and return it in the postage-paid envelope.
By Order of the Board of Directors
Molly Finn
Assistant Secretary
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 20, 2024: the Proxy Statement and the Annual Report are Available at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx.

2   2024 Proxy Statement

1	Notice of Annual Meeting of Stockholders
8	Proposal 1: Election of Directors
	9	Director Nominees
14	Corporate Governance
	14	Highlights
	15	Board Composition and Independence
	17	Board Leadership Structure and Effectiveness
	22	Board Oversight
	26	Stockholder Engagement
	27	Governance Policies and Practices
30	Compensation of Directors
32	Proposal 2: Ratification of Appointment of Independent Auditors
	32	Audit Matters
	33	Audit and Other Professional Fees
	33	Audit Committee Pre-Approval Policy
	33	Auditor Independence
34	Audit Committee Report
35	Our Executive Officers
37	Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation
38	Executive Compensation
38	Compensation Discussion and Analysis
55	Compensation and Human Capital Committee Report
56	Executive Compensation Tables
66	CEO Pay Ratio
67	Pay Versus Performance
71	Equity Compensation Plan Information
71	Security Ownership of Certain Beneficial Owners and Management
73	Questions and Answers About the Proxy Materials and Our 2024 Annual Meeting
79	Other Matters
Forward-Looking Statements. This Proxy Statement contains forward-looking statements. All statements in this proxy statement, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, targets, commitments and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “commit,” “expect,” “estimate,” “intend,” “forecast,” “future,” “goal,” “maintain,” “may,” “ongoing,” “opportunity,” “plan,” “possible,” “potential,” “project,” “should,” “strategy,” “target,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including the Risk Factors section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
Incorporation by Reference. Neither the Compensation and Human Capital Committee Report nor the Audit Committee Report shall be deemed filed with the SEC or incorporated by reference into any prior or future filings made by our Company under the Securities Act or the Exchange Act.
References in this Proxy Statement to our Company website and additional Company reports or information contained on our website are for information purposes only or to satisfy requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and the SEC and are intended to provide inactive, textual references only. The information on our Company website, including the information contained in those reports, is not part of this Proxy Statement and is not incorporated by reference into this Proxy Statement.

2024 Proxy Statement   3
Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Meeting Information	Date & Time	Web Address	Record Date
	Thursday, June 20, 2024 8:00 a.m. Pacific Time	www.virtualshareholdermeeting. com/EBAY2024	You are eligible to vote if you were a stockholder at the close of business on April 22, 2024.
Proposals Requiring Your Vote
DESCRIPTION	BOARD’S RECOMMENDATION	FURTHER DETAILS

Proposal 1: Election of 10 directors named in this Proxy Statement to our Board to hold office until our 2025 Annual Meeting of Stockholders
The Board believes that each of the director nominees has the experience, qualifications and skills necessary to contribute to an effective and well-functioning Board.
	FOR Each Director Nominee	Page 8

Proposal 2: Ratification of appointment of independent auditors
The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as eBay’s independent registered public accounting firm for the 2024 fiscal year, and this appointment is being submitted to our stockholders for ratification. The Audit Committee and the Board believe that the continued retention of PwC to serve as eBay’s independent auditor is in the best interests of the Company and our stockholders.
	FOR	Page 32

Proposal 3: Advisory vote to approve named executive officer compensation
eBay seeks a non-binding advisory vote to approve the compensation of the named executive officers (“NEOs”) as disclosed in this Proxy Statement. The Board and the Compensation and Human Capital Committee (“CHCC”) value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.
	FOR	Page 37
New in this Proxy Statement
•	Director Experience and Qualifications Matrix
•	Refreshed Company Peer Group for 2024 Compensation
NEW    Adopted or enhanced as part of ongoing assessment of governance best practices.

4 2024 Proxy Statement
eBay Impact Highlights
We connect people and build communities to create economic opportunity for all.

A key differentiator for eBay is our focus on a sustainable future. The impact that eBay has on the environment and the communities we support is of deep importance to us. We have ambitious environmental targets to reduce our impact on the planet, and our marketplace provides an alternative to the carbon emissions, water, energy and waste typically used in producing new goods.

Economic Opportunity
As champions of inclusive entrepreneurship for everyone, eBay assists sellers in transforming their business through eBay Academy, and we help small businesses grow globally, through programs such as eBay for Change and Up & Running.

eBay for Charity
eBay for Charity empowers buyers and sellers to support charities around the world. We enable sellers to contribute a portion of their sales to selected non-profits, and we partner with charity organizations to help them reach their fundraising goals.

eBay Foundation
eBay Foundation helps to support economically vibrant and thriving communities, including by partnering with nonprofit organizations that are addressing and removing barriers to entrepreneurship for people who identify with historically excluded groups. We also support employees with meaningful giving and volunteer opportunities.

Sustainable Commerce
As a pioneer of recommerce, we strive to sustain the future of our customers, our company and our planet. We help lead the way forward as partners with our global community. We also continue to embrace best practices at our facilities to reduce our environmental footprint and reinforce our commitment to operating with integrity.

Trusted Marketplace eBay has created a trusted, transparent marketplace that’s based on the strong ethical values we follow as a business.

Impact Goals: We continue to work to better quantify, track and manage our environmental footprint.

Goal: Renewable Energy Source 100 percent of our electricity supply from renewable energy sources by 2025 for eBay-controlled data centers and offices.
Goal: Carbon Emissions—Science Based Target
Reduce absolute scope 1 and scope 2 greenhouse gas (“GHG”) emissions 90% by 2030 from a 2019 baseline and reduce absolute scope 3 emissions from downstream transportation and distribution by 20% in the same timeframe.

2024 Proxy Statement 5
Corporate Governance Highlights
Good Governance Practices
The Board of Directors is responsible for (1) providing advice and oversight of the strategic and operational direction of the Company and (2) overseeing the Company’s executive management to ensure the Company operates in ways that support the long-term interests of our stockholders and the stakeholders we serve. eBay is committed to transparency and accountability, as demonstrated by the following governance features:
Strong Board independence (9 of 10 directors are independent)	Separate Chair and CEO roles
Annually elected Board with all members standing for election each year	Independent Chair with robust responsibilities
Majority vote standard for uncontested director elections with a director resignation policy for director nominees who do not receive a majority vote	Simple majority vote standard for bylaw/charter amendments and transactions
Stockholder right to request eBay to call a special meeting	Clawback policy
Proxy access bylaws	Stock ownership requirements for our executive officers and directors
Strong stockholder engagement practices	Anti-hedging and anti-pledging policies
Director Nominees
NOMINEE	AFFILIATION	AGE	DIRECTOR SINCE	COMMITTEES				OTHER PUBLIC COMPANY BOARDS
				AC	CHCC	RC	CGNC
Adriane M. Brown Managing Partner, Flying Fish Ventures	IND	65	2017					• Axon Enterprise, Inc. (since 2020) • American Airlines Group, Inc. (since 2021) • KKR & Co. Inc. (since 2021)
Aparna Chennapragada Corporate VP, Generative AI, Microsoft Corporation	IND	47	2022					• None
Logan D. Green Chair, Co-Founder and former Chief Executive Officer, Lyft	IND	40	2016					• Lyft, Inc. (since 2019)
E. Carol Hayles Former Chief Financial Officer, CIT Group, Inc.	IND	63	2020					• Webster Financial Corporation (since 2018)
Jamie Iannone President and Chief Executive Officer, eBay Inc.	eBay	51	2020					• None
Shripriya Mahesh General Partner, Spero Ventures	IND	50	2023					• Sundaram Brake Linings Ltd (since 2020)
Paul S. Pressler Chair of the eBay Board; Operating Advisor, Clayton, Dubilier & Rice	IND	67	2015					• None
Zane Rowe Chief Financial Officer, Workday, Inc.	IND	53	2024					• None
Mohak Shroff Head of Engineering, LinkedIn	IND	45	2020					• None
Perry M. Traquina Former Chairman and CEO, Wellington Management Company	IND	68	2015					• Morgan Stanley (since 2015) • The Allstate Corporation (since 2016)
AC Audit Committee	CHCC Compensation and Human Capital Committee	RC Risk Committee	CGNC Corporate Governance and Nominating Committee
Committee Chair	Member

6 2024 Proxy Statement
Director Experience and Qualifications NEW
The matrix below summarizes what our Board believes are desirable types of experience, skills and attributes possessed by our director nominees in light of the Company’s business and strategy. This matrix does not encompass all experience, qualifications, skills or attributes of our director nominees.For more information on the qualifications that each director nominee brings to our Board, see “Proposal 1: Election of Directors—Director Nominees” below.
	PRESSLER	TRAQUINA	GREEN	BROWN	IANNONE	HAYLES	SHROFF	CHENNAPRAGADA	MAHESH	ROWE
Key Experience and Skills
Technology
E-Commerce/ Retail
Strategy
Investment/ Finance
Leadership
Entrepreneurship
Transactions/ M&A
Product, Marketing and Media
Management
Cybersecurity
Climate/ ESG
Attributes*
Gender Diversity
Racial/Ethnic Diversity
Tenure (years)	9	9	8	7	4	4	4	2	1	0
	6+ Years				3-5 Years			0-2 Years
*
Voluntary and self-identified

2024 Proxy Statement 7
Executive Compensation Highlights
The objectives of our executive compensation program are to:
Align compensation with our business objectives, performance and stockholder interests	Motivate executive officers to enhance short-term results and long-term stockholder value	Position us competitively among the companies against which we recruit and compete for talent	Enable us to attract, reward and retain executive officers and other key employees who contribute to our long-term success
Our Board of Directors recommends that stockholders vote to approve an advisory resolution on the compensation paid to the Company’s named executive officers, as described in the Compensation Discussion and Analysis section of this Proxy Statement, for the following reasons.
How We Pay Our CEO	This graphic illustrates the predominance of equity incentives and performance-based components in Mr. Iannone’s 2023 target pay mix in our core compensation program. Mr. Iannone’s compensation is highly weighted to Company performance. Over 95% of his 2023 compensation is based on Company performance goals or is otherwise subject to Company stock price performance.
Compensation Practices
We align executive compensation with the interests of our stockholders by emphasizing pay-for-performance and weighting equity more heavily in our total compensation mix, maintaining meaningful stock ownership requirements, and providing a majority of total compensation in the form of performance-based compensation.

We promote the appropriate level of risk-taking by management through the design and administration of our compensation programs, including by having multiple performance measures, caps on incentive payments, overlapping long-term performance periods for performance-based restricted stock unit (“PBRSU”) awards and performance-based stock option (“PBSO”) awards, and a robust clawback policy. We adhere to compensation best practices, with compensation benchmarked at or around the 50th percentile of our peer group, the engagement of an independent compensation consultant and limited perquisites for executive officers that are not available to all employees.

WHAT WE DO	WHAT WE DON’T DO
Align executive compensation with the interests of our stockholders

•
Pay-for-performance emphasized

•
Majority of total compensation comprises performance-based compensation

•
Equity/cash compensation mix significantly favors equity

•
Meaningful stock ownership guidelines

No tax gross-ups for change in control benefits

No automatic “single trigger” acceleration of equity awards upon a change in control

No repricing or buyout of underwater stock options without stockholder approval

No hedging and pledging transactions

Avoid excessive risk-taking • Multiple performance measures, caps on incentive payments, and overlapping long-term performance periods for PBRSU awards and PBSOs • Robust clawback policies
Adhere to compensation best practices

•
Compensation at or around the 50th percentile of peer group

•
Independent compensation committee and compensation consultant

•
Limited perquisites for executive officers that are not available to all employees

8   2024 Proxy Statement
Proposal 1: Election
of Directors
Board of Directors
At the Annual Meeting, 10 directors will be elected to serve for a one-year term.
We are seeking the election of 10 directors to our Board.
Each of the nominees is currently a member of the Board, and each of the nominees has been elected previously by stockholders, except for Zane Rowe, who joined the Board on February 16, 2024. Each of the nominees has consented to serving and being named as a nominee in this Proxy Statement and to serving as a director if elected. Nine of the 10 nominees are currently independent directors under the listing standards of Nasdaq and our Corporate Governance Guidelines. If elected at the Annual Meeting, each of the nominees will serve a one-year term until our 2025 Annual Meeting of Stockholders and will hold office until their successor is elected and qualified, or until their earlier death, resignation, retirement, or removal.
Our bylaws provide that in the event of an uncontested election, each director shall be elected by the affirmative vote of a majority of the votes cast with respect to such director—i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. The Company has a resignation policy and bylaw provision that would apply to any nominee who does not receive the vote required for election. For more details, please see “Corporate Governance—Governance Policies and Practices—Majority Vote Standard for Election of Directors and—Director Resignation Provisions for Uncontested Elections.”
Nomination Process
Our Corporate Governance and Nominating Committee (“CGNC”) and Board have evaluated each of the director nominees recommended by our Board against the factors and principles eBay uses to select director nominees. Based on this evaluation, our CGNC and Board have concluded that it is in the best interests of eBay and its stockholders for each of the proposed nominees to serve as a director of eBay. The Board believes that all of these nominees have a strong track record of being responsible stewards of stockholders’ interests and bring extraordinarily valuable insight, perspective, and expertise to the Board. Additional reasons that the Board recommends supporting the election of the director nominees include:
•
All of the nominees have high-level managerial experience in relatively complex organizations.

•
Each nominee has highly relevant professional experience in the management, technology, and innovation fields.

•
The Board believes each nominee is an individual of high character and integrity and is able to contribute to strong board dynamics.

•
Each of these nominees has experience and expertise that complements the skill sets of the other nominees.

•
Each nominee is highly engaged and able to commit the time and resources needed to provide active oversight of eBay and its management. During 2023, our Board held eight meetings, and each then-serving Board member attended at least 75% of the aggregate number of meetings of the Board and the committees on which that member served. All of our nominees serve on two or fewer other public company boards except for one nominee who serves on three, and each of the nominees who is currently an executive officer of a publicly traded company does not serve on any other public company boards beyond eBay.

In addition to these attributes, in each individual’s biography set forth below, we have highlighted specific experience, qualifications, and skills that led the Board to conclude that each individual should serve as a director of eBay. For additional information regarding the CGNC’s approach to Board refreshment and nominations, please see “Corporate Governance—Board Composition and Independence—Ongoing Assessment of Composition—Nominating Process.”
The Board recommends a vote FOR each of the director nominees.

2024 Proxy Statement   9
Director Nominees

Adriane M. Brown
Age: 65
Director Since: 2017
eBay Board Committees:
•
Compensation & Human Capital Committee, Chair

•
Corporate Governance & Nominating Committee

Other Public Company Boards:
•
Axon Enterprise, Inc. (since 2020)

•
American Airlines Group, Inc.
(since 2021)

•
KKR & Co. Inc.
(since 2021)

Experience
Ms. Brown has been a Managing Partner of Flying Fish Partners, a venture capital firm that specializes in artificial intelligence and machine learning startups, since early 2021, after joining the firm as a Venture Partner in November 2018. Prior to that, Ms. Brown served as President and Chief Operating Officer for Intellectual Ventures (“IV”), an invention and investment company that commercializes inventions, from January 2010 through July 2017, and served as a Senior Advisor until December 2018. Before joining IV, Ms. Brown served as President and Chief Executive Officer of Honeywell Transportation Systems. Over the course of 10 years at Honeywell, she held leadership positions serving the aerospace and automotive markets globally. Prior to Honeywell, Ms. Brown spent 19 years at Corning, Inc., ultimately serving as Vice President and General Manager, Environmental Products Division, having started her career there as a shift supervisor.
Ms. Brown serves on the boards of directors of American Airlines Group, Inc., Axon Enterprise, Inc., KKR & Co. Inc., and the non-profit International Women’s Forum. Ms. Brown previously served on the boards of directors of Allergan Plc, and Raytheon Company until 2020 and Harman International Industries from 2013 to 2017.
Ms. Brown holds a Doctorate of Humane Letters and a bachelor’s degree in environmental health from Old Dominion University and is a recipient of its Distinguished Alumni Award. She also holds a master’s degree in management from the Massachusetts Institute of Technology, where she was a Sloan Fellow.
Director Qualifications
•
Leadership; Strategy and Climate/ESG Experience: Leadership of global technology and commercial businesses at Honeywell and Corning. Experience driving business strategy, growth and development, innovation and R&D, manufacturing and sales, and customer service. Led the expansion of automotive and emissions control products and technologies, enabling customers to meet regulated emissions standards globally.

•
Investment/Finance; Management; Transactions/M&A and Technology Industry Experience: President and Chief Operating Officer for IV from January 2010 to July 2017. During her tenure at IV, the company delivered more than $3 billion in revenue, invented technology enabling 14 companies and joint ventures, acquired 50 customers and established Global Good and Research, a global health invention and innovation project.

Aparna Chennapragada Age: 47 Director Since: 2022 eBay Board Committees: • Audit Committee Other Public Company Boards: None
Experience
Ms. Chennapragada is Corporate Vice President of Generative AI at Microsoft Corporation, a multinational technology company. She has served in this role since October 2023, leading Microsoft’s AI-first creation experiences across Microsoft 365 and Microsoft Designer. She previously served as the Chief Product Officer at Robinhood, a financial services company that facilitates commission-free trades via a mobile application, from April 2021 to August 2022. Prior to that, Ms. Chennapragada was a Vice President and General Manager at Google, a multinational technology company, from July 2008 to April 2021. During her tenure with Google, she created and led products that applied artificial intelligence to reinvent Google Search for billions of users.
Ms. Chennapragada previously served as a board member at Capital One from March 2018 to April 2021. She received her M.S. in Management & English at the Massachusetts Institute of Technology, her M.S. in Computer Science from the University of Texas—Austin and her Bachelor of Technology in Computer Science from the Indian Institute of Technology.
Director Qualifications
•
Technology and Retail / e-commerce Industry; Strategy; Leadership; Entrepreneurship; Product, Marketing and Media; Management and Cybersecurity Experience: Technology expertise from executive roles with Google, Robinhood and Microsoft, including focus on artificial intelligence initiatives at Microsoft.

10   2024 Proxy Statement
Logan D. Green Age: 40 Director Since: 2016 eBay Board Committees: • Compensation & Human Capital Committee Other Public Company Boards: • Lyft, Inc. (since 2019)
Experience
Mr. Green has served as Chair of the Board of Directors of and a non-employee advisor to Lyft, Inc., a rideshare company co-founded by Green, since April 2023, where he previously served as the Chief Executive Officer from 2012 until April 2023. Lyft grew out of Zimride, a rideshare company previously co-founded by Mr. Green in 2007. Zimride was acquired by Enterprise Rent-A-Car. Mr. Green received his B.A. in Business Economics from the University of California, Santa Barbara.
Director Qualifications
•
Technology and Retail / e-Commerce Industries; Leadership; Transactions/M&A; Product, Marketing and Media; Management; Strategy and Entrepreneurship Experience: Chair of the Board, Co-Founder and former CEO of Lyft, a publicly traded, peer-to-peer marketplace between drivers and riders that connects people through a platform leveraging innovative technology.

E. Carol Hayles
Age: 63
Director Since: 2020
eBay Board Committees:
•
Audit Committee, Chair

•
Corporate Governance & Nominating Committee

Other Public Company Boards:
•
Webster Financial Corporation
(since 2018)

Experience
Ms. Hayles was Executive Vice President and Chief Financial Officer of CIT Group Inc., a financial services company, from November 2015 to May 2017, during which time she was responsible for overseeing all financial operations, including accounting, tax, treasury, financial planning and investor relations. She served as Controller and Principal Accounting Officer of CIT Group Inc. from July 2010 to November 2015, where she was responsible for managing the financial accounting and reporting functions, including SEC and regulatory reporting.
Prior to CIT, Ms. Hayles spent 24 years in various finance roles at Citigroup, Inc., most recently as Deputy Controller. She began her career at PricewaterhouseCoopers LLP in Toronto, Canada and was a Canadian Chartered Accountant from 1985 to 2009.
Ms. Hayles currently serves on the board of directors of Webster Financial Corporation, where she is Chair of the Audit Committee, and she previously served on the board of directors of Avantax, Inc. from 2018 to November 2023.
Ms. Hayles received her BBA from York University in Toronto.
Director Qualifications
•
Investment/Finance; Management; Strategy; Transactions/M&A and Leadership Experience: Operating and financial expertise from experience as Chief Financial Officer of CIT Group and an executive with Citigroup.

2024 Proxy Statement   11
Jamie Iannone Age: 51 Director Since: 2020 eBay Board Committees: None Other Public Company Boards: None
Experience
Mr. Iannone has been President and Chief Executive Officer of eBay since April 2020.
Earlier in 2020, Mr. Iannone served as Chief Operating Officer of Walmart eCommerce, where he also was responsible for Store No. 8, Walmart Inc.’s incubation hub. Mr. Iannone began working at Walmart Inc. in 2014 and held leadership roles, including CEO of SamsClub.com and Executive Vice President of membership and technology of Sam’s Club. In those roles, Mr. Iannone grew the SamsClub.com business and Sam’s Club’s membership base.
Before Walmart Inc., Mr. Iannone was Executive Vice President of Digital Products at Barnes & Noble, Inc., where he was responsible for all NOOK devices, software, accessories and retail integration and experiences; books and digital content; and third-party partnerships.
Mr. Iannone held various roles at eBay from 2001 to 2009, including leading Product Marketing, Search, and Buyer Experience.
He previously worked at Epinions.com and Booz Allen Hamilton. Mr. Iannone also served on the Board of Directors of The Children’s Place.
He earned a Bachelor of Science in operations research, engineering and management systems from Princeton University and a Master of Business Administration from the Stanford Graduate School of Business.
Director Qualifications
•
Technology Industry; Management; Transactions/M&A; Strategy and Leadership Experience: Executive with three large, innovative global technology companies: eBay, Walmart, and Barnes and Noble. Board experience at The Children’s Place.

•
E-Commerce and Retail Industry Experience: Leader of an array of online and offline retail businesses, including eBay, SamsClub.com, Sam’s Club, Barnes and Noble, The Children’s Place, and Epinions.com.

•
Product, Marketing and Media Experience: Delivered innovative product experiences in executive roles at eBay, SamsClub.com and Sam’s Club, and Barnes and Noble. Led media partnerships, books, digital content, and NOOK software at Barnes and Noble.

Shripriya Mahesh Age: 50 Director Since: 2023 eBay Board Committees: • Risk Committee Other Public Company Boards: • Sundaram Brake Linings Ltd (since 2020)
Experience
Ms. Mahesh co-founded Spero Ventures, a venture capital firm, and has served as General Partner since January 2018. Prior to that, Ms. Mahesh served as Partner at Omidyar Network, investing in emerging technology companies. Earlier in her career, Ms. Mahesh served in various roles at eBay, including VP and Head of Global Product Management and Strategy, VP, US Product Marketing and Platform, and VP, Corporate Strategy.
She currently serves on the boards of directors of Turo Inc. and Sundaram Brake Linings Ltd, and she is also a trustee of The Sundance Institute.
Ms. Mahesh holds a B.A. in Economics from Stella Maris College, an MFA in Film from New York University Tisch School of the Arts, and an MBA from Harvard Business School.
Director Qualifications
•
Entrepreneurship and Investment/Finance Experience: Co-Founder and General Partner of venture capital firm, Spero Ventures since 2018, as well previous emerging technology experience as an investor with Omidyar Network.

•
Technology Industry; Management; Strategy; Retail / e-Commerce Industry and Product, Marketing and Media Experience: Wide range of relevant experience from executive roles with eBay in product and strategy.

12   2024 Proxy Statement

Paul S. Pressler
Independent Chair of
the Board
Age: 67
Director Since: 2015
eBay Board Committees:
•
Corporate Governance and Nominating Committee, Chair

•
Compensation and Human Capital Committee

Other Public Company Boards:
None

Experience
Mr. Pressler has been an Operating Advisor of Clayton, Dubilier & Rice, LLC, a private equity investment firm, since 2020. He was previously a partner of Clayton, Dubilier & Rice from 2009 to 2020. Previously, Mr. Pressler was Chairman of David’s Bridal, Inc. from 2012 to 2018, AssuraMed Holding, Inc. from 2010 to 2013, SiteOne Landscape Supply, Inc. from to 2013 to 2017 and Wilsonart International Holdings, LLC from 2012 to March 2024.
Mr. Pressler served as President and Chief Executive Officer of The Gap, Inc. for five years, from 2002 to 2007. Before that, he spent 15 years in senior leadership roles with The Walt Disney Company, including Chairman of the global theme park and resorts division, President of Disneyland, and President of The Disney Stores.
Mr. Pressler currently serves on the boards of directors of MOD Super Fast Pizza, LLC and Revlon Group Holdings LLC.
Mr. Pressler received his B.S. from the State University of New York at Oneonta.
Director Qualifications
•
Investment/Finance Experience and Transactions/M&A Expertise: Operating Advisor and former partner at private equity firm Clayton, Dubilier & Rice since 2009.

•
Leadership; Management; Product, Marketing and Media; Retail/e-commerce Industry and Strategy Experience: Wide-ranging experience managing retail and consumer brands including as Chairman of David’s Bridal, Chairman of SiteOne Landscape Supply, Chairman of AssuraMed, President and Chief Executive Officer of The Gap, and 15 years in senior leadership at The Walt Disney Company, including President of The Disney Stores.

Zane Rowe Age: 53 Director Since: 2024 eBay Board Committees: • Audit Committee Other Public Company Boards: None
Experience
Mr. Rowe has served as the Chief Financial Officer of Workday, Inc., an international enterprise software company, since June 2023. At Workday, he is responsible for accounting, business finance, investor relations, tax and treasury, in addition to advising on business strategy and product development and serving as an executive sponsor for the company’s ESG efforts. He is also responsible for Global Real Estate, Workplace and Safety at Workday. He previously served as the Executive Vice President and Chief Financial Officer of VMware, Inc., a global technology company, from March 2016 to June 2023 and as its interim Chief Executive Officer from February 2021 to May 2021. At VMware, he oversaw the company’s finance and accounting functions and corporate development, as well as the Business Operations function, which included the information technology and information security organizations. Before joining VMware, Mr. Rowe served as Executive Vice President and Chief Financial Officer of EMC Corporation from October 2014 through February 2016. Prior to joining EMC, he was Vice President of North American Sales of Apple Inc. from May 2012 to May 2014. Mr. Rowe was Executive Vice President and Chief Financial Officer of United Continental Holdings, Inc. from October 2010 to April 2012 and was Executive Vice President and Chief Financial Officer of Continental Airlines from August 2008 to September 2010.
Mr. Rowe previously served on the boards of directors of Sabre Corporation from May 2016 to February 2024, and Pivotal Software, Inc. from September 2016 to December 2019. He currently serves on the Board of Trustees of Embry-Riddle Aeronautical University and is also a founding member of the U.S. Chapter of Accounting for Sustainability (A4S), a charitable organization that focuses on finance leaders helping drive resilient business models and a sustainable economy.
Mr. Rowe holds a B.S. from Embry-Riddle Aeronautical University and an MBA from San Diego State University.
Director Qualifications
•
Technology and Retail / e-Commerce Industries; Strategy; Product, Marketing and Media; Leadership; Investment/Finance; Transactions/M&A; Management and Climate/ESG Experience:
Extensive experience in corporate finance, investor relations and strategy as an executive, technology leader and Chief Financial Officer with Workday and VMware and from previous executive sales role with Apple. Experience in climate/ESG as an executive at Workday and as a member of A4S.

2024 Proxy Statement   13
Mohak Shroff Age: 45 Director Since: 2020 eBay Board Committees: • Risk Committee Other Public Company Boards: None
Experience
Mr. Shroff is the Senior Vice President of Engineering at LinkedIn, a multinational professional networking company. In this role, Mr. Shroff leads LinkedIn’s global Engineering teams, responsible for building, scaling, and protecting LinkedIn’s platform. Since joining LinkedIn in 2008, he has held a range of technology leadership positions and has played a critical role in LinkedIn’s business growth, technology innovation, and scale. Under his leadership, the engineering team re-built LinkedIn’s platform, transitioned the application to mobile, and spearheaded collaboration across the company for the development of LinkedIn’s one product ecosystem across its products and services.
Mr. Shroff holds a B.S. in computer science from University of Texas at Austin.
Director Qualifications
•
Technology Industry; Product; Management; Strategy; Entrepreneurship; Leadership and Cybersecurity Experience: Technology leadership and expertise as well as cybersecurity experience as an executive at LinkedIn, including platform engineering, building an advertising platform and scaling a payment system.

Perry M. Traquina
Age: 68
Director Since: 2015
eBay Board Committees:
•
Risk Committee, Chair

•
Audit Committee

Other Public Company Boards:
•
Morgan Stanley
(since 2015)

•
The Allstate Corporation
(since 2016)

Experience
Mr. Traquina is the former Chairman, Chief Executive Officer, and Managing Partner of Wellington Management Company LLP, a global investment management firm. Mr. Traquina held this position for a decade until his retirement from the firm in 2014. During his 34-year career at Wellington, he was an investor for 17 years and a member of the management team for the other half of his time at the firm.
Mr. Traquina received his B.A. from Brandeis University and his M.B.A. from Harvard University.
Director Qualifications
•
Investment/Finance and Strategy Experience: Understanding of the investment community and financial and strategic expertise from more than 34 years of leadership at Wellington Management Company LLP.

•
Leadership; Management and Climate/ESG Experience: Former Chairman, CEO, and Managing Partner of Wellington Management Company LLP, and current service on boards of directors of Morgan Stanley and The Allstate Corporation.

14   2024 Proxy Statement
Corporate Governance
Highlights
eBay is committed to transparency and accountability, as demonstrated by the following governance features:
Stockholder Rights
Our Board is committed to good corporate governance and believes in maintaining policies and practices that serve the interests of all stockholders, including governance provisions that protect and empower stockholders.
Special Meetings—Stockholders representing 20% or more of eBay common stock can request eBay to call a special meeting of stockholders. This threshold was previously 25%.
Annual Election of Board of Directors—All directors are elected annually by the stockholders, and stockholders can remove directors with or without cause.

Majority Voting for Election of Board of Directors—We have adopted a majority voting standard and bylaw for the election of directors in uncontested elections, including a resignation policy for directors that do not receive a majority vote.

Proxy Access for Director Nominations—We have adopted a proxy access bylaw provision that allows an eligible stockholder or group of stockholders to nominate candidates for election to the Board that are included in our proxy statement and ballot.

Majority Voting for Charter and Bylaw Amendments—Our charter and bylaw provisions do not have supermajority voting provisions. Stockholders can approve binding charter and bylaw amendments with a majority vote.

Independent Board Leadership—We have separated the roles of Chair of the Board and CEO, and the Chair of the Board is an independent director. When our Board Chair is not independent, we require a Lead Independent Director with robust responsibilities.

Stockholder Engagement—Stockholders can communicate directly with the Board and/or individual directors. In addition, management and members of the Board regularly engage with stockholders to solicit their views on important issues such as corporate governance and executive compensation.

2024 Proxy Statement   15
Board Composition and Independence
The Board has developed a set of guiding principles relating to Board membership. The Board believes that in light of the rapidly changing environment in which the Company operates, the Board must be comprised of members with highly relevant professional experience. In addition, although the Board does not have term limits, the Board believes that a certain amount of director turnover is to be expected and is desirable.
Ongoing Assessment of Composition
Commitment to Board Refreshment
Our Board has shown an ongoing commitment to Board refreshment and to having highly qualified, independent perspectives in the boardroom. Of our 10 director nominees, six were added since 2020. Our director nominees have an average tenure of 4.8 years. This experience balances the institutional knowledge of our longer-tenured directors with the fresh perspectives brought by our newer directors. A goal of our board refreshment is enhancing the diversity of skills and experience of the Board, in addition to strategic succession planning for alignment with oversight of long-term strategy.
Nominating Process
The CGNC considers nominee recommendations from a variety of sources, including nominees recommended by stockholders. The CGNC has from time to time retained an executive search firm to help facilitate the screening and interview process of director nominees. The CGNC expects that qualified candidates will have high-level managerial experience in a relatively complex organization (or be accustomed to dealing with complex problems) and will be able to represent the interests of the stockholders as a whole rather than special interest groups or constituencies.
Director Selection Principles
The CGNC considers a number of factors in determining director nominees that it recommends to the Board, both in connection with the Company’s annual meeting of stockholders and to fill Board vacancies. The CGNC reviews each candidate relative to the following principles.
The Board should be composed of directors chosen on the basis of their character, integrity, judgment, skills, background, and experience of particular relevance to the Company.
Directors should have high-level managerial experience in a relatively complex organization or be accustomed to dealing with complex problems.
Directors should also represent the balanced, best interests of the stockholders as a whole, rather than special interest groups or constituencies.

Each director should be an individual of the highest character and integrity, with the ability to work well with others and with sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director.

In addressing the overall composition of the Board, diversity based on gender, race, age, international background, and expertise should be considered.
The Board should be composed of directors who are highly engaged with our business and can commit time and resources to the Board consistent with our overboarding policy.
The Board should include individuals with highly relevant professional experience.
The Board then determines whether to appoint recommended director nominees, in the case of Board vacancies, and whether to present recommended director nominees to the Company’s stockholders for election, in the case of the Company’s annual meeting of stockholders.

16   2024 Proxy Statement
Diversity of Skills and Experience
In planning for succession, the CGNC considers the overall mix of skills and experience of the Board and the types of skills and experience desirable for future Board members, in light of the Company’s business and long-term strategy. Experiences, qualifications, skills and attributes prioritized by the CGNC include the following:
Technology industry experience	Transactional experience, including mergers and acquisitions
Retail and e-commerce industry experience	Management experience, including talent and culture development
Strategy experience in either established or growth markets	Product, marketing and media experience
Investment and finance experience, including expertise gained as a chief financial officer or other sophisticated experience	Cybersecurity experience, including technical expertise or other relevant experience
Leadership experience, including public company governance	Climate-related and/or ESG experience, including technical expertise or other relevant experience
Entrepreneurship
Further Diversity Priorities
In addition to skills and experience, the CGNC considers gender, race, age and national origin in evaluating potential Board members. When searching for new directors, as set forth in our Corporate Governance Guidelines, the CGNC actively seeks out women and individuals from underrepresented groups to include in the pool from which Board nominees are chosen.
In addition to diversity in experiences, our directors also reflect diversity in the categories noted below (based on voluntary self-reporting):
Board Diversity Matrix (As of April 25, 2024)
Board Size:
TOTAL NUMBER OF DIRECTORS	10
GENDER IDENTITY	FEMALE	MALE
Directors	4	6
DEMOGRAPHIC BACKGROUND
African American or Black	1	0
Asian	2	1
Hispanic or Latinx	0	0
White	1	5
Two or More Races or Ethnicities	0	0
Stockholder Nominations and Proxy Access
Stockholders wishing to submit recommendations or director nominations pursuant to the advance notice procedures set forth in our bylaws for our 2025 Annual Meeting of Stockholders should submit their recommendations or nominations to the CGNC in care of our Corporate Secretary. Such nominations should be in accordance with the time limitations, procedures, and requirements described under “Questions and Answers About the Proxy Materials and Our 2024 Annual Meeting—May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?” below.
Our “Proxy Access” bylaw provision permits an eligible stockholder or group of up to 20 stockholders to nominate candidates for election to our Board. Proxy access candidates will be included in our proxy statement and ballot. The proxy access bylaw provision provides that holders of at least 3% of eBay common stock, which can consist of up to 20 stockholders, holding such stock continuously for at least three years, can nominate two individuals or 20% of the Board, whichever is greater, for election at an annual meeting of stockholders. Our bylaws provide details regarding the timeframes and procedures that must be followed and other requirements that must be met to nominate directors through this process.

2024 Proxy Statement   17
Director Independence
The rules of Nasdaq require listed companies to have a board of directors with at least a majority of independent directors. These rules have both objective tests and a subjective test for determining who is an “independent director.”
Objective tests	The objective tests state, for example, that a director is not considered independent if he or she is an employee of the Company, or is a partner in, or a controlling stockholder or executive officer of, an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year.
Subjective test	The subjective test requires our Board to affirmatively determine that a director does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out their responsibilities.
Each member of our Board is required to provide information to supplement the Company’s own due diligence to assist the Board in determining whether the director is independent under the listing standards of Nasdaq and our Corporate Governance Guidelines, and whether members of our Audit Committee and our CHCC satisfy additional SEC and Nasdaq independence requirements.
Our Board has adopted guidelines setting forth certain categories of transactions, relationships, and arrangements that it has deemed immaterial for purposes of making its determination regarding a director’s independence, and does not consider any such transactions, relationships, and arrangements in making its subjective determination.
Our Board has determined that nine of our 10 director nominees are independent under the listing standards of Nasdaq and under eBay’s Corporate Governance Guidelines. Jamie Iannone, who joined the Board and became our President and Chief Executive Officer on April 27, 2020, is not an independent director.
In accordance with the rules of Nasdaq, the Board limits membership on the Audit Committee, the CHCC, and the CGNC to independent directors.
Our Corporate Governance Guidelines require any director who has previously been determined to be independent to inform the Chair of the Board and our Corporate Secretary of any change in circumstance that may cause their status as an independent director to change.
Board Leadership Structure and Effectiveness
Board Leadership
In accordance with our bylaws, our Board elects our Chair of the Board and appoints our CEO. The Chair of the Board is elected annually. Reflecting the Board’s longstanding policy, our Corporate Governance Guidelines require that the roles of Chair of the Board and CEO be held by separate individuals. Key considerations for this policy are the Board’s belief that the separation of the offices of the Chair of the Board and CEO has been appropriate to aid in the Board’s oversight of management, while also allowing our CEO to focus primarily on management responsibilities. Under our bylaws, the Chair of the Board presides over all meetings of the Board and stockholders and has the power to request eBay to call special meetings of the Board and stockholders. As the elected leader of our Board, the Chair is influential in setting Board meeting agendas, long-term planning of Board discussions, director succession plans and the allocation of risk oversight among the Board and its standing committees. In most instances, our Chair is the independent director who engages with stockholders, when such direct engagement is deemed appropriate. Mr. Pressler has served as our Chair of the Board since June 2020.
Any change from the current structure of having a Chair separate from the CEO would be at the discretion of the Board, though the Board may seek input from stockholders if a change is contemplated in the future. Any such change would be disclosed publicly, including on our investor relations website and in our annual proxy statement. In the event that the Board determines it to be more effective to have a single individual act as both Chair and CEO, our Corporate Governance Guidelines require the appointment of a lead independent director, with the responsibilities set forth in our Corporate Governance Guidelines.
Committee Structure
The Board has four principal committees: the Audit Committee, the CHCC, the CGNC and the Risk Committee.
The purpose of the Board committees is to help the Board effectively and efficiently fulfill its responsibilities, but they do not displace the oversight of the Board as a whole. Each committee meets regularly and has a written charter that has been approved by the Board. In addition, a member of each committee periodically reports to the Board on any significant matters discussed by the committee. The Board and each of its committees may retain outside advisors of its choosing at the Company’s expense. Neither the Board nor any committee is required to obtain management’s consent to retain outside advisors.

18   2024 Proxy Statement

# Board of Directors

Chair of the Board:
Paul S. Pressler (Independent)

## Audit Committee

**Chair: E. Carol Hayles**

All Members Independent

## Compensation and Human Capital Committee

**Chair: Adriane M. Brown**

All Members Independent

## Corporate Governance and Nominating Committee

**Chair: Paul S. Pressler**

All Members Independent

## Risk Committee

**Chair: Perry M. Traquina**

All Members Independent

Audit Committee
All members of our Audit Committee are independent in accordance with the audit committee independence requirements of the listing rules of Nasdaq and the applicable rules and regulations of the SEC. Our Board has determined that each of Ms. Hayles and Messrs. Traquina and Rowe is an “audit committee financial expert” as defined by SEC rules.
Members

• E. Carol Hayles (Chair)	• Aparna Chennapragada	Meetings in 2023: 10
• Perry M. Traquina	• Zane Rowe*

*
Mr. Rowe joined the Audit Committee upon his appointment to the Board in February 2024.

Key Responsibilities
•
Meets with our independent auditors to review the results of the annual audit and discuss our financial statements

•
Oversees the independence of the independent auditors, evaluates, together with the Board, the independent auditors’ performance, and reviews and approves the fees of the independent auditors

•
Receives and considers the independent auditors’ comments as to controls, adequacy of staff, and management performance and procedures in connection with audit and financial controls

•
Considers conflicts of interest and reviews all transactions with related persons involving executive officers or Board members that are reasonably expected to exceed specified thresholds

•
Receives periodic updates on our legal and ethical compliance programs

•
Reviews and discusses with management our financial risk exposures, including credit and counterparty risks, market risk, asset and liability risk, liquidity risk, foreign currency risk, and investment policy risk, and the steps we have taken to detect, monitor, and actively manage such exposures

•
Reviews and evaluates the compensation and performance of the Head of Internal Audit, reviews and approves the internal audit plan, receives regular reports on internal audit activities and meets directly with the Head of Internal Audit without other members of management present

You can view our Audit Committee Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.

2024 Proxy Statement   19
Compensation and Human Capital Committee
All members of our CHCC are independent in accordance with the rules and regulations of Nasdaq and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In 2021, we took the important step of expanding the role of this committee to formally include broad oversight of human capital management. In this capacity, we have planned with the executive leadership team to engage in a regular cadence of discussions throughout the year on critical matters such as diversity, equity and inclusion, pay equity and management development.
Members

• Adriane M. Brown (Chair)	• Paul S. Pressler	Meetings in 2023: 6
• Logan Green

Key Responsibilities
•
Reviews and approves the compensation of our CEO and our other executive officers

•
Oversees global compensation strategy for all employees and broad-based equity plans

•
Reviews and approves our annual Compensation Discussion and Analysis

•
Assesses on an annual basis the independence of its compensation consultants and other compensation advisers

•
Reviews risk assessment of our compensation programs to assess whether our compensation programs incentivize employees to take unacceptable risk

•
Reviews and approves Board compensation Reviews, approves and administers any Company compensation clawback policies

•
Oversees, in conjunction with the Board, our human capital management strategy and practices, including activities such as talent recruitment, development and retention, employee engagement, succession planning, and diversity, equity and inclusion

You can view our CHCC Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.
Corporate Governance and Nominating Committee
All members of our CGNC are independent under the listing standards of Nasdaq.
Members

• Paul S. Pressler (Chair)	• E. Carol Hayles	Meetings in 2023: 3
• Adriane M. Brown

Key Responsibilities
•
Makes recommendations to the Board as to the appropriate size of the Board and Board committees

•
Reviews the qualifications and independence of candidates for the Board

•
Makes recommendations to the Board on potential Board and Board committee members

•
Assesses the responsibilities of key Board committees and makes recommendations to the Board

•
Establishes procedures for the oversight of the evaluation of the Board and management

•
Reviews correspondence received from stockholders and receives reports on stockholder feedback obtained through outreach program

•
Oversees the Company’s policies and programs concerning responsible business, philanthropy and sustainability initiatives and reporting

•
Reviews the Company’s political spending and related activities

The CGNC takes into account the set of guiding principles relating to Board membership described in “—Board Composition and Independence.”
You can view our CGNC Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.

20   2024 Proxy Statement
Risk Committee
The Risk Committee Charter requires a majority of the committee members to be independent under the listing standards of the Nasdaq. Currently, all members of our Risk Committee are independent under Nasdaq listing standards.
Members

• Perry M. Traquina (Chair)	• Mohak Shroff	Meetings in 2023: 3
• Shripriya Mahesh

Key Responsibilities
•
Oversees the Company’s management of key risks such as cybersecurity, data management and applicable regulatory compliance (including privacy, anti-money laundering and foreign assets control), as well as policies and processes for assessing, monitoring and mitigating such risks

•
Reviews and discusses with management the Company’s enterprise risk management function and structure, and the guidelines, policies and processes for risk assessment and risk management

•
Reviews and discusses with management the tone and culture within the Company regarding risk, including open risk discussions, and integration of risk management into the Company’s behaviors, decision making and processes

•
Receives reports from the Company’s corporate audit and compliance staff on the results of risk management reviews and assessment

You can view our Risk Committee Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.

2024 Proxy Statement   21
Board and Committee Effectiveness
We believe in strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board accountability. Our Corporate Governance Guidelines set forth a framework within which our Board conducts its business and demonstrates our commitment to good governance and a productive relationship with our stockholders. Principal features of our Corporate Governance Guidelines are summarized below along with certain other of our governance practices.

### Board Operations

- Robust oversight of corporate strategy
- Executive sessions scheduled for each regular Board meeting
- Director product showcases
- Open access to senior management and information
- Access to third-party advisors
- Informal Board calls from time to time
- Meetings and updates on transactions as needed
- Opportunity to engage with employees at company-wide events
- Engagement with management outside of Board meetings through working groups

### Annual Governance Review

- Review and update corporate governance practices in context of Board operations and stakeholder feedback
- Review committee charters annually and update as needed

### Annual Self-Evaluation

- Formal Board and committee self-evaluations conducted by Independent Board and Committee Chairs (see below)
- Feedback incorporated into Board practices
- Enhanced process to include 1v1 conversations between Committee chairs and individual directors based on results of written feedback

### Stockholder Outreach

- Regular fall and spring governance outreach with significant stockholders

## Engaged Independent Oversight

## Incorporation of Feedback

## Governance Practices

## Board Composition

### Accountability to Stockholders

- Proxy access for director candidates nominated by stockholders
- Majority voting standard for uncontested director elections with a director resignation policy for director nominees who do not receive a majority vote
- Annual director elections
- All directors, except for any outgoing directors, are expected to attend the Annual Meeting of Stockholders, and all then-serving director nominees attended the 2023 Annual Meeting

### Governance Principles

- Independent Chair
- Stock ownership guidelines for directors
- Prohibition on stock hedging and pledging
- Commitment to strong governance practices and recognition of the importance of strong governance to value creation and risk oversight

### Director Recruitment

- Seek directors with diverse perspectives and expertise relevant to our long-term business strategy
- Emphasis on adding directors with diverse backgrounds to the Board

### Diverse, Independent Board with Mix of Tenures

- All directors except our CEO are independent
- Board includes four female and four racially diverse directors
- Directors possess wide range of expertise to foster diverse perspectives

### Director Education

- eBay provides membership in the National Association of Corporate Directors to all directors and sponsors attendance at additional educational programs
- Directors provided updates on relevant eBay compliance training

Board Annual Self-Evaluations
It is important that the Board and its committees are performing effectively and in the best interests of the Company and its stockholders. The Board and each committee annually evaluate their effectiveness in fulfilling their obligations. As part of this annual self-evaluation, directors can provide feedback on the performance of other directors. The chair of the Board leads the Board in its review of the results of the annual self-evaluation.
Self-Evaluation Questionnaire
Provides director feedback on the Board and each of the committees
Director Interviews
Chair of the Board meets with each Director to solicit peer feedback and Committee Chairs have 1v1 conversations with individual directors based on themes of questionnaire responses
Results Analyzed
Results of the self-evaluations are analyzed and discussed with CGNC and each committee discusses its feedback
Summary of Results
Summary of Board and committee self-evaluation results provided to full Board
Ongoing Feedback
Directors are encouraged to provide ongoing feedback in addition to the annual self-evaluation
Feedback Incorporated
Policies and practices updated as appropriate as a result of the annual self- evaluation and ongoing feedback
Review of Process
Our CGNC periodically reviews the self-evaluation process

22   2024 Proxy Statement
Board Oversight
Strategy Oversight
One of the Board’s key responsibilities is overseeing the Company’s strategy, and the Board has deep experience and expertise in the area of strategy development and insights into the most important issues facing the Company. Setting the strategic course of the Company involves a high level of constructive engagement between management and the Board.
The Board regularly discusses eBay’s key priorities, taking into consideration and adjusting the Company’s long-term strategy with global economic, customer and other significant trends, as well as changes in the e-commerce industry and the regulatory landscape.
•
At least annually, the Board conducts an extensive review of the Company’s long-term strategic plans, its annual operating plan and capital structure.

•
Throughout the year and at Board meetings, the Board receives information and updates from management and actively engages with senior leaders with respect to the Company’s strategy, including the strategic plans for our businesses and the competitive environment.

•
eBay’s independent directors also hold regularly scheduled executive sessions without Company management present, at which strategy is discussed.

•
The Board also regularly discusses and reviews feedback on strategy from our stockholders and other stakeholders.

Management Succession Planning and Workplace Culture
The Board recognizes the importance of effective executive leadership to eBay’s success. The Board conducts a review of management at least annually that includes succession plans for our senior leadership positions. In conducting its review, the Board considers, among other factors, organizational and operational needs, competitive challenges, leadership/management potential and development and interim successors for emergency situations.
Board Connection to eBay Workplace Culture
The Board is intently focused on fostering a culture of leadership, development and excellence.
Our workplace culture is linked to eBay’s mission of empowering people and creating economic opportunity for all. This shared purpose has influenced our culture for over 25 years and motivates our employees every day. We are rooted in core beliefs of empowering our community, innovating boldly, delivering with impact, being for everyone and acting with integrity. The Board views eBay’s workplace culture as an asset and oversees eBay’s employee engagement and other workforce development programs.

2024 Proxy Statement   23
Enterprise Risk and Sustainability Oversight
eBay faces economic, financial, legal and regulatory, operational and other risks, such as the impact of competition and sustainability risks, including social, environmental and reputational factors that are integral to the strength of our brands. The Board recognizes that our ability to manage risk can influence whether we achieve our strategic and operating objectives. The Board, as a whole and through its committees, has responsibility for the oversight of risk management, while management is responsible for the day-to-day management of the risks that we face. In its risk oversight role, the Board is responsible for satisfying itself that the risk management framework and supporting processes as implemented by management are adequate and functioning as designed. The Board also influences risk management by fostering a corporate culture of integrity and risk awareness.

24   2024 Proxy Statement
Risk Management
Risk management is embedded across our businesses, with oversight of our company-wide initiatives by the Board and its committees as illustrated above. Our approach to risk management is designed to identify, assess, prioritize and manage risk exposures that could affect our ability to execute our corporate strategy and fulfill our business objectives. Our ERM program enables the Board to establish a mutual understanding with management on the effectiveness of the Company’s risk management practices and capabilities, including with division of responsibilities for reviewing the Company’s risk exposure and risk tolerance, tracking emerging risks and ensuring proper escalation of certain key risks for periodic review by the Board and its committees.
Management collaborates internally, periodically engages independent advisors to update risk assessments and works across the organization to help our business groups and functions identify emerging risks and trends. Short- and long-term risks are evaluated regularly, and senior management is responsible for prioritizing risks and developing a culture of risk-aware practices to identify and manage the appropriate level of risk consistent with the Company’s business strategy. Risks are mapped based on probability, immediacy and potential magnitude, and eBay’s risk management strategies and Board oversight processes are designed accordingly. Examples of key risks encompassed by the ERM program include, without limitation, cybersecurity, data privacy, human capital management and regulatory compliance.
On a regular basis, the Board and its committees engage with our senior management and other members of management on risk as part of broad strategic and operational discussions that encompass interrelated risks, as well as on a risk-by-risk basis. In 2023, we separated internal management of ethics and compliance and consolidated several areas of compliance under our Chief Compliance Officer, who reports to our Chief Financial Officer. Our Chief Compliance Officer periodically reviews with the Risk Committee the major risks under its oversight and the steps management has taken to detect, monitor and actively manage those risks within the agreed risk tolerance. Likewise, our Chief Sustainability Officer shares with the CGNC emerging trends and risks relating to sustainability, our strategy for improving our sustainability efforts, and how our sustainability efforts are rated on external indices. Our Audit Committee has an annual cadence to review the risks included in its remit, including quarterly meetings regarding ethics programs with our Chief Ethics Officer. The CHCC engages with our Chief People Officer and our Diversity, Equity & Inclusion (“DE&I”) leader several times per year regarding the most relevant risks and opportunities concerning our workforce, including an annual review of the Company’s risk assessment of its compensation policies and practices for its employees, assesses whether such policies and practices encourage excessive risk-taking and evaluates policies and practices that could mitigate such risks. The executives responsible for managing a particular risk (in the case of cybersecurity risks, our Chief Technology Officer and Chief Information Security Officer) may also report to the full Board or its committees, as appropriate, on how the risk is being managed and progress towards agreed mitigation goals.
The Company maintains disclosure controls and procedures, including within our cybersecurity incident response plans, designed for analysis of potentially material events covered by our risk management framework, including cybersecurity incidents or threats.
Diversity, Equity & Inclusion Highlights
DE&I is core to who we are and is a key principle upon which our business is built. We are committed to being a richly diverse, truly equitable and fearlessly inclusive place to work, grow, sell and buy. Our approach to DE&I continues to focus on key objectives we need to deliver to realize sustained progress. Our four objectives are: increasing representation, cultivating a sense of belonging, engaging our communities and allies—our sellers and buyers as well as the broader communities we serve—and building inclusive technology. Equity remains at the forefront of what we do as we deliver meaningful progress across each of these strategic objectives. We plan to continue to be transparent about our journey, progress made as well as lessons learned. The results of our eighth gender pay equity study found that we have 100.5% pay parity for women in the U.S. and 100.3% globally as of April 1, 2024. For more information, please visit our Diversity, Equity and Inclusion section of our Company website at https://www.ebayinc.com/company/diversity-equity-inclusion/.
eBay Impact: Our Focus on Sustainability
As a result of our most recent sustainability materiality assessment, which was facilitated by an outside advisor, eBay’s Impact team focuses its efforts on several key areas, including Economic Opportunity, Sustainable Commerce, Culture & Workforce and maintaining a Trusted Marketplace. This assessment is updated every three years to ensure that our Impact programs continue to reflect our most salient issues. As noted above, the CGNC receives periodic updates on eBay sustainability initiatives, reporting, investor feedback and third-party ratings.
Many of our Impact sustainability initiatives involve cross-company collaboration on goal setting, impact measurement and reporting, which is published annually on the eBay Impact section of our Company website. To advance our strategies, manage environmental, social and governance (“ESG”) risks and capitalize on opportunities, eBay formed the ESG Council, which is composed of key members of our management team and engages with numerous critical partners across the Company. This Council is chaired by our Chief Sustainability Officer and is a key part of eBay integrating sustainability into the business and supporting our transition to a low carbon economy. We are currently focusing our transition efforts on achieving our renewable energy and carbon emissions targets discussed in the table below. We published our fourth Task Force on Climate-Related Financial Disclosures report in 2023 to address stakeholders’ interest in increased disclosure regarding our climate-related risks and opportunities.

2024 Proxy Statement   25
Through the combination of the ERM program and our Impact sustainability efforts, we believe eBay appropriately addresses the spectrum of risks facing our businesses, including but not limited to each of the material issues identified by the Sustainability Accounting Standards Board industry standards as being applicable to companies in our industry, including climate risks. We have published additional information on this topic in the eBay Impact section of our Company website at https://www.ebayinc.com/impact/. The table below provides a brief overview of the eBay Impact initiatives as well as recent highlights.
Empowering communities through thoughtful commerce
eBay Impact Initiative	Overview	Progress
Economic Opportunity
As champions of inclusive entrepreneurship for everyone, eBay assists sellers in transforming their business through eBay Academy, and we help small businesses grow globally, through programs such as eBay for Change and Up & Running.

The number of U.S. eBay commercial sellers(1) in less-advantaged communities(2) grew 37% from 2017-2021 compared to a 1% decrease in business establishment(3) growth in those communities during that time.

eBay for Charity
eBay for Charity empowers buyers and sellers to support charities around the world. We enable sellers to contribute a portion of their sales to selected non-profits, and we partner with charity organizations to help them reach their fundraising goals.

In 2023, eBay for Charity matched donations made to the International Rescue Committee, Team Rubicon, World Central Kitchen, Hawaii Community Foundation and American National Red Cross, and partnered with Homes For Our Troops, GiveLove, Deckaid Inc, Direct Relief and Free The Work. In 2023, nearly $162 million was raised by buyers and sellers to support charities via eBay for Charity.

eBay Foundation
eBay Foundation helps to support economically vibrant and thriving communities, including by partnering with nonprofit organizations that are addressing and removing barriers to entrepreneurship for people who identify with historically excluded groups. We also support our employees with meaningful giving and volunteering opportunities.

Since 1998, eBay Foundation has provided over $120 million in total giving, which has supported over 1,800 unique nonprofit organizations. In 2023, eBay Foundation granted over $19 million to support historically excluded entrepreneurs through our employee gift-matching program.

Sustainable Commerce
As a pioneer of recommerce, we strive to sustain the future of our customers, our company and our planet. We help lead the way forward as partners with our global community. We also continue to embrace best practices at our facilities to reduce our environmental footprint and reinforce our commitment to operating with integrity.

Through selling pre-loved and refurbished items on our Marketplace in 2023, eBay helped avoid approximately 1.6 million metric tons of carbon emissions that would have been expected to result from the production of comparable new goods. eBay remains committed to our target of reducing 90% of carbon emissions from our operations (scope 1 & 2) by 2030 from a 2019 baseline, and 20% from our value chain (scope 3) in the same timeframe. eBay also remains committed to achieving 100% renewable energy by 2025 for eBay-controlled data centers and offices. In 2023, eBay earned an A- on the CDP Climate Change survey in recognition of outstanding leadership in action against climate change.

Trusted Marketplace	eBay has created a trusted, transparent marketplace that is based on the strong ethical values we strive to follow as a business.
eBay earned a 100% rating in the Corporate Equality Index for the 16th consecutive year and received the 2023-2024 Equality 100 Award: Leaders in LGBTQ+ Inclusion. For each year since 2020, eBay has published a Global Transparency Report in order to openly communicate its trust and safety policies and enforcement of those policies.

(1)
Defined as “a seller with at least $10,000 USD or more in annual sales on eBay.”

(2)
Based on data from certain U.S. counties that are considered to be “at risk” or “distressed” as defined by the Economic Innovation Group’s 2024 Distressed Communities Index.

(3)
Defined as “a single physical location at which business is conducted or services or industrial operations are performed.”

26   2024 Proxy Statement
Stockholder Engagement
Why We Engage
Our directors and management are committed to maintaining a robust dialogue with stockholders. We routinely engage with stockholders throughout the year in order to:
•
Provide transparency into our business, our performance and our governance and compensation practices

•
Discuss with our stockholders the issues that are important to them, hear their expectations for us and share our views

•
Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices

After we file our proxy statement, we engage with our largest stockholders about important topics to be addressed at our annual meeting. Since January 2023, we have offered to meet on sustainability, governance, compensation, capital allocation and other matters with approximately 53 investors representing approximately 68% of our outstanding shares, which resulted in approximately 18 conference calls with investors representing more than 36% of our outstanding shares.
How We Engage

2024 Proxy Statement   27
Governance Policies and Practices
Contacting the Board or Individual Directors
Stockholders may contact the Board, individual directors or groups of directors (such as all of our independent directors) at the following address:

c/o Corporate Secretary, eBay Inc., 2025 Hamilton Avenue, San Jose, California 95125
The CGNC has delegated responsibility for initial review of stockholder communications to our Corporate Secretary. This process assists the Board in reviewing and responding to stockholder communications in an appropriate manner. The CGNC has instructed our Corporate Secretary to review correspondence directed to the Board and its principal committees. It is at the Corporate Secretary’s discretion to determine whether to forward items solely related to complaints by users with respect to ordinary course of business, customer service and satisfaction issues, or matters the Corporate Secretary deems to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s or its committees’ consideration.
Governance Documents
Our Corporate Governance Guidelines, the charters of our principal Board committees, and our Code of Business Conduct and Ethics can be found on our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents, and any changes in these governance documents will be reflected in the same location. Information contained on our investor relations website is not part of this Proxy Statement.
Majority Vote Standard for Election of Directors
Our bylaws provide that in the event of an uncontested election, each director shall be elected by the affirmative vote of a majority of the votes cast with respect to such director—i.e., the numbers of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. “ABSTAIN” votes will be counted as present for purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present and are not considered votes on the proposal. As a result, abstentions and broker non-votes will have no effect on the vote for Proposal 1: Election of Directors.
Director Resignation Provisions for Uncontested Elections
If a nominee who is serving as a director (an “Incumbent Director”) fails to receive the required number of votes for election in accordance with our bylaws in an uncontested election, under Delaware law, the Incumbent Director would continue to serve on the Board as a “holdover director” until their successor is elected and qualified, until they are re-nominated after consideration by the CGNC as described further below or until their earlier death, resignation, retirement, or removal pursuant to our bylaws. Our Corporate Governance Guidelines provide that, in considering whether to nominate any Incumbent Director for election, the Board will take into account whether the Incumbent Director has tendered an irrevocable resignation that is effective upon the Board’s acceptance of such resignation in the event the director fails to receive the required vote to be elected, as described above and as contemplated in our bylaws. In the case of a proposed nominee who is not an Incumbent Director, the Board will take into account whether they have agreed to tender such a resignation prior to being nominated for election. All of the director nominees are currently serving on the Board, and each director nominee has submitted such an irrevocable resignation.
Under our bylaws, in the case of an uncontested election, if a nominee who is an Incumbent Director does not receive the required vote for election, the CGNC or another committee of the Board will decide whether to accept or reject such director’s resignation (if the director has tendered such a resignation), or whether to take other action, within 90 days after the date of the certification of the election results (subject to an additional 90-day period in certain circumstances). In reaching its decision, the CGNC will review factors it deems relevant, which may include any stated reasons for “AGAINST” votes, whether the underlying cause or causes of the “AGAINST” votes are curable, criteria considered by the CGNC in evaluating potential candidates for the Board, the length of service of such director, the size and holding period of such director’s stock ownership in the Company, and such director’s contributions to the Company. The CGNC’s decision will be publicly disclosed in a filing with the SEC. If a nominee who was not already serving as a director fails to receive the required votes to be elected at the Annual Meeting, they will not become a member of the Board.
Stock Ownership Guidelines
Our Board has adopted stock ownership guidelines to better align the interests of our directors and executive officers with the interests of our stockholders and further promote our commitment to sound corporate governance. Under these guidelines, our executive officers are required to achieve ownership of eBay common stock valued at three times their annual base salary (six times in the case of our CEO). For the executive officers, these guidelines are initially calculated using the executive officer’s annual base salary as of the date the person is

28   2024 Proxy Statement
first appointed as an executive officer. These guidelines are then recalculated each January 1st immediately following the third anniversary of the most recent calculation. In addition, these guidelines will also be recalculated as of the date on which an executive officer’s pay grade changes. Our non-employee directors are required to achieve ownership of eBay common stock valued at five times the value of the annual retainer payable to directors. For the non-employee directors, these guidelines are initially calculated as of the director’s election to the Board and are then recalculated each June 1st thereafter.
Each of our executive officers is required to retain 50% of any shares of eBay common stock received (net of any shares sold or withheld to pay any applicable exercise price or satisfy tax withholding obligations) as the result of the exercise, vesting or payment of any eBay equity awards granted to the executive officer until the stock ownership guidelines are met. Each of our non-employee directors is required to retain 25% of the shares received (net of any shares sold or withheld to pay any applicable exercise price or satisfy tax obligations) as the result of the exercise, vesting or payment of any eBay equity awards granted to the non-employee director until the stock ownership guidelines are met. As of December 31, 2023, all of our executive officers and directors were in compliance with the stock ownership guidelines.
Our stock ownership guidelines can be found on our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.
The ownership levels of our executive officers and directors as of April 15, 2024 are set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below.
Hedging and Pledging Policy
The Company’s insider trading policy prohibits directors, executive officers, and other employees from entering into any hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future price of our securities, such as a put or call option, futures contract, short sale, collar or other derivative security. The policy also prohibits directors and executive officers from pledging eBay common stock as collateral for any loans.
Clawback Policies
In 2012, we implemented changes to the eBay Incentive Plan and the Company’s equity incentive award plans to provide that awards made under those plans are subject to a clawback provision.
In 2014, the CHCC adopted a clawback policy applicable to employees with a title of Vice President or above.
In 2023, the CHCC adopted a supplemental clawback policy applicable to our executive officers that complies with the new SEC rules issued in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and applicable Nasdaq listing rules that took effect in December 2023. Our legacy clawback policy and supplemental clawback policy are discussed in further detail under the section entitled “Severance and Change in Control Arrangements with Executive Officers and Clawbacks—Clawbacks” below.
Conflicts of Interest/Code of Business Conduct and Ethics
We expect our directors, executive officers, and other employees to conduct themselves with the highest degree of integrity, ethics, and honesty. Our credibility and reputation depend on the good judgment, ethical standards, and personal integrity of each director, executive officer, and employee. Our Code of Business Conduct and Ethics requires that directors, executive officers, and other employees disclose actual or potential conflicts of interest and recuse themselves from related decisions. To better protect us and our stockholders, we regularly review our Code of Business Conduct and Ethics and related policies to ensure that they provide clear guidance to our directors, executive officers, and employees.
The Company also has practices that address potential conflicts in circumstances where a non-employee director is a control person of an investment fund that desires to make an investment in or acquire a company that may compete with one of the Company’s businesses. Under those circumstances, the director is required to notify the Company’s CEO and General Counsel of the proposed transaction, and the Company’s senior management then assesses the nature and degree to which the investee company is competitive with the Company’s businesses, as well as the potential overlaps between the Company and the investee company. If the Company’s senior management determines that the competitive situation and potential overlaps between eBay and the investee company are acceptable, approval of the transaction by the Company would be conditioned upon the director agreeing to certain limitations (including refraining from joining the board of directors of the investee company or conveying any confidential or proprietary material between the Company and the investee company, abstaining from being the primary decision-maker for the investment fund with respect to the investee company, and recusing themself from portions of Company Board meetings that contain competitive information reasonably pertinent to the investee company). All transactions by investment funds in which a non-employee director is a control person also remain subject in all respects to the Board’s written policy for the review of related person transactions, discussed under the section entitled “—Certain Transactions with Directors and Officers” below.
Corporate Hotline
We have established a corporate hotline that is operated by a third party and allows any employee to confidentially and anonymously (where legally permissible) submit a complaint about any accounting, internal control, auditing, or other matters of concern.

2024 Proxy Statement   29
Certain Transactions with Directors and Officers
Our Audit Committee reviews and approves the Code of Business Conduct and Ethics, which applies to our directors, officers, and employees and reviews our programs that are designed to ensure compliance with the Code of Business Conduct and Ethics. The Audit Committee also reviews and approves all transactions with related persons that are required to be disclosed in this section of our Proxy Statement. The charter of our Audit Committee and our Code of Business Conduct and Ethics may be found on our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents/.
Our Board has adopted a written policy for the review of related person transactions. For purposes of the policy, a related person transaction includes transactions in which (1) the amount involved is more than $120,000, (2) eBay is a participant, and (3) any related person has a direct or indirect material interest. The policy defines a “related person” to include directors, nominees for director, executive officers, beneficial holders of more than 5% of eBay’s outstanding common stock and their respective family members. Pursuant to the policy, all related person transactions must be approved by the Audit Committee or, in the event of an inadvertent failure to bring the transaction to the Audit Committee for pre-approval, ratified by the Audit Committee. In the event that a member of the Audit Committee has an interest in a related person transaction, the transaction must be approved or ratified by the disinterested members of the Audit Committee. In deciding whether to approve or ratify a related person transaction, the Audit Committee will consider the following factors:
•
Whether the terms of the transaction are (a) fair to eBay and (b) at least as favorable to eBay as would apply if the transaction did not involve a related person;

•
Whether there are demonstrable business reasons for eBay to enter into the transaction;

•
Whether the transaction would impair the independence of an outside director under eBay’s director independence standards; and

•
Whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with eBay.
Since January 1, 2023, there were no related person transactions, and we are not aware of any currently proposed related person transactions, that would require disclosure under SEC rules.

30   2024 Proxy Statement
Compensation of Directors
The CHCC is responsible for reviewing and making recommendations to the Board regarding compensation paid to all directors who are not employees of eBay, or any parent, subsidiary, or affiliate of eBay, for their Board and committee services. Pay Governance LLC (“Pay Governance”) serves as the CHCC’s independent compensation consultant. In connection with its engagement, Pay Governance assists the CHCC in conducting annual peer benchmarking and assessment of market trends and best practices, to ensure that eBay’s director compensation program is in line with the market and that pay levels are comparable to peers. Our most recent benchmarking indicates that our compensation is benchmarked at or around the 50th percentile of our peer group.
Annual compensation to continuing non-employee directors consisted of (a) Restricted Stock Units (“RSUs”), granted on the date of the annual meeting with a grant date value equal to $250,000 or, for a non-employee director serving as the Chair of the Board, $350,000, in each case, the number of RSUs being determined by dividing the grant date value by the closing price per share of the Company’s common stock on the date of grant, rounded up to the nearest whole share and (b) an annual cash retainer of $80,000 plus additional cash fees for chair and committee service paid in quarterly installments (or, at the non-employee director’s discretion, paid in additional shares of the Company’s common stock of an equivalent value, calculated in the same manner as the annual equity award (as described above), rounded up to the nearest whole share). The annual equity award and Board and committee retainers are pro-rated in the event that a non-employee director serves for a portion of a year. For newly appointed non-employee directors, the annual equity award is granted shortly following the date of the director’s appointment, with the number of RSUs being determined by dividing the grant date value (pro-rated based on the remaining portion of a year) by the closing price per share of the Company’s common stock on the date of the Company’s most recent annual meeting. However, if the non-employee director is appointed more than nine months since the last annual meeting, the director will receive cash in lieu of any equity award grant.
In 2023, the Board and stockholders approved our Equity Incentive Award Plan, as amended and restated, which includes a maximum annual limit of $600,000 (increased by two times for the year in which a the non-employee director commences service on the Board) on the value of equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year (excluding any equity issued in lieu of cash). For purposes of this limitation, the value of equity awards is based on the grant date fair value.
We previously issued Deferred Stock Units (“DSUs”) as equity compensation for our non-employee directors. Since January 1, 2017, RSUs have been granted in lieu of DSUs as compensation for non-employee directors. DSUs granted prior to August 1, 2013 are payable in Company common stock or cash (at our election) following the termination of a non-employee director’s service on the Board. DSUs granted on or after August 1, 2013 are payable solely in Company common stock following the termination of a non-employee director’s service on the Board. In the event of a change in control of eBay, any unvested RSU awards granted to our non-employee directors will accelerate and become fully vested.
The following table sets forth annual retainers, which have remained unchanged since 2018 (except for the addition in 2020 of the retainer for the Chair of the Risk Committee), paid to our non-employee directors who serve as Chair of the Board, the Chairs of the Audit, Compensation and Human Capital, Corporate Governance and Nominating, and Risk Committees, and as members of those Committees. Directors with an interest and background in technology who meet regularly with our senior technologists and report significant matters to the Board do not receive any additional compensation for such service.
ROLE	2023 ANNUAL RETAINER
All Independent Directors	$80,000
Board Chair	$100,000
Lead Independent Director (if applicable)	$25,000
Committee Chairs
Audit	$25,000
Compensation and Human Capital	$15,000
Corporate Governance & Nominating	$15,000
Risk	$15,000
Committee Members
Audit	$18,000
Compensation and Human Capital	$15,000
Corporate Governance & Nominating	$10,000
Risk	$10,000

2024 Proxy Statement   31
2023 Director Compensation Table
The following table and footnotes summarize the total compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2023.
NAME	FEES EARNED OR PAID IN CASH ($)(b)	STOCK AWARDS ($)(c)	TOTAL ($)(e)
Adriane M. Brown	120,466	250,000	370,466
Aparna Chennapragada	92,200	250,000	342,200
Logan D. Green	103,989	250,000	353,989
E. Carol Hayles	134,599	250,000	384,599
Shripriya Mahesh(1)	105,432	250,000	355,432
Paul S. Pressler	209,195	350,000	559,195
Zane Rowe(2)	—	—	—
Mohak Shroff	90,000	250,000	340,000
Robert H. Swan(3)	89,273	—	89,273
Perry M. Traquina	130,876	250,000	380,876

(1)
Ms. Mahesh was appointed to the Board in March 2023. Because her appointment was more than nine months after the Company’s prior annual meeting of stockholders, in accordance with our director compensation practices, Ms. Mahesh received a pro-rated cash award upon appointment, in lieu of a pro-rated RSU award.

(2)
Mr. Rowe was appointed to the Board in February 2024.

(3)
Mr. Swan retired from the Board in June 2023. The cash fees paid to Mr. Swan reflect a pro-rated payment of the annual retainer for the period of 2023 during which he provided service to the Company.

Fees Earned or Paid in Cash (Column (b))
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees paid to each non-employee director in 2023, as well as fees with respect to which the following directors elected to receive shares in lieu of cash.
NAME	FEES FORGONE ($)	SHARES RECEIVED (#)
Logan D. Green	23,789	472
Paul S. Pressler	157,945	3,730
Robert H. Swan	89,273	1,921
Perry M. Traquina	123,097	2,786
Stock Awards (Column (c))
The amounts reported in the Stock Awards column reflect the aggregate grant date fair value of RSUs granted in 2023. The grant date fair value of each RSU was calculated using the fair value of our common stock on the date of the grant calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Each non-employee director providing service as a director through June 21, 2023, the date of our 2023 Annual Meeting, was granted 5,669 RSUs with a value of $250,000 on such date (or, in the case of Mr. Pressler, our Chair of the Board, 7,937 RSUs with a value of $350,000 on such date). Such RSUs become fully vested upon the earlier of (i) the first anniversary of the grant date, and (ii) the first annual meeting of the stockholders of the Company that occurs after the grant date.
As of December 31, 2023, each of the then-serving non-employee directors held the aggregate numbers of DSUs and RSUs set forth below.
NAME	DSUS HELD AS OF 12/31/23 (#)	TOTAL RSUS HELD AS OF 12/31/23 (#)
Adriane M. Brown	—	5,669
Aparna Chennapragada	—	5,669
Logan D. Green	—	5,669
E. Carol Hayles	—	5,669
Shripriya Mahesh	—	5,669
Paul S. Pressler	1,128	7,937
Mohak Shroff	—	5,669
Perry M. Traquina	6,198	5,669

32   2024 Proxy Statement
Proposal 2: Ratification of Appointment of Independent Auditors
Audit Matters
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditors retained to audit our consolidated financial statements. We have appointed PricewaterhouseCoopers LLP (“PwC”) as our independent auditors for the fiscal year ending December 31, 2024. PwC has served as our auditors since 1997. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent audit firm. Further, in conjunction with the mandated rotation of the independent audit firm’s lead engagement partner, the Audit Committee will continue to be directly involved in the selection and evaluation of PwC’s lead engagement partner. The Board and the Audit Committee believe that the continued retention of PwC to serve as our independent auditors is in the best interests of eBay and our stockholders. We expect that representatives of PwC will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.
Our bylaws do not require the stockholders to ratify the appointment of PwC as our independent auditors. However, we are submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PwC. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of eBay and our stockholders.
The Board and the Audit Committee recommend a vote FOR this proposal.

2024 Proxy Statement   33
Audit and Other Professional Fees
During the fiscal years ended December 31, 2023 and December 31, 2022, fees for services provided by PwC were as follows (in thousands):
	YEAR ENDED DECEMBER 31,
	2023	2022
Audit Fees	$7,921	$9,709
Audit-Related Fees(1)	250	606
Tax Fees	500	364
All Other Fees	26	33
Total	$8,697	$10,712

(1)
Audit-Related Fees for 2023 relate to the UK Safeguarding audit requirement.

“Audit Fees” consist of fees incurred for services rendered for the audit of eBay’s annual financial statements, review of financial statements included in eBay’s quarterly reports on Form 10-Q, other services normally provided in connection with statutory and regulatory filings, and for attestation services related to compliance with the Sarbanes-Oxley Act of 2002. “Audit-Related Fees” consist of fees incurred for other attestation engagements and consultations regarding financial accounting and reporting matters. “Tax Fees” consist of fees incurred for tax planning and advisory services, and tax compliance services. “All Other Fees” consist of fees incurred for permitted services not included in the category descriptions provided above with respect to “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” and include fees for consulting services, compliance-related services, and software licenses.
The Audit Committee has determined that the non-audit services rendered by PwC were compatible with maintaining its independence. All such non-audit services were pre-approved by the Audit Committee pursuant to the pre-approval policy set forth below.
Audit Committee Pre-Approval Policy
The Audit Committee has adopted a policy requiring the pre-approval of any non-audit engagement of PwC. In the event that we wish to engage PwC to perform accounting, technical, diligence, or other permitted services not related to the services performed by PwC as our independent registered public accounting firm, our internal finance personnel will prepare a summary of the proposed engagement, detailing the nature of the engagement, the reasons why PwC is the preferred provider of such services, and the estimated duration and cost of the engagement. This information will be provided to our Audit Committee or a designated Audit Committee member, who will evaluate whether the proposed engagement will interfere with the independence of PwC in the performance of its auditing services and decide whether the engagement will be permitted.
On an interim basis, any non-audit engagement may be presented to the Chair of the Audit Committee for approval and to the full Audit Committee at its next regularly scheduled meeting.
Auditor Independence
We have taken a number of steps to ensure continued independence of our outside auditors. Our independent auditors report directly to the Audit Committee, and we limit the use of our auditors for non-audit services. The fees for services provided by our auditors in 2022 and 2023 and our policy on pre-approval of non-audit services are described above.

34   2024 Proxy Statement
Audit Committee Report
The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the year ended December 31, 2023.
The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”).
The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independence of PwC with that firm.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Audit Committee

E. Carol Hayles (Chair)	Aparna Chennapragada	Perry M. Traquina

Zane Rowe

2024 Proxy Statement   35
Our Executive Officers
Executive officers are appointed annually by the Board and serve at the discretion of the Board. Set forth below is information regarding our executive officers as of April 25, 2024.
Jamie Iannone Age: 51 Position: President and Chief Executive Officer Biography Mr. Iannone’s biography is set forth above on page 11 under “Proposal 1: Election of Directors— Director Nominees.”

Steve Priest
Age: 54
Position: Senior Vice President, Chief Financial Officer
Biography
Mr. Priest has served eBay as Senior Vice President, Chief Financial Officer since June 2021. He previously served as Chief Financial Officer of JetBlue Airways Corporation, a position he held from February 2017 to June 2021. Mr. Priest joined JetBlue in August 2015 as Vice President Structural Programs. Prior to JetBlue, he worked at British Airways from 1996 to 2015 where he served as Senior Vice President of its North Atlantic joint venture business with American Airlines, Iberia, and Finnair, as well as in several other leadership roles.

Cornelius Boone
Age: 43
Position: Senior Vice President, Chief People Officer
Biography
Mr. Boone has served eBay as Senior Vice President, Chief People Officer since February 2021. Prior to joining eBay, he was Vice President, Human Resources at American Airlines from 2018 to January 2021. Prior to American Airlines, Mr. Boone was Vice President, Human Resources at Walmart from 2016 to 2018, and Vice President, Human Resources at Walmart Global eCommerce from 2014 to 2016.

36   2024 Proxy Statement

Marie Oh Huber
Age: 62
Position: Senior Vice President, Chief Legal Officer, General Counsel and Secretary
Biography
Ms. Huber serves eBay as Senior Vice President, Chief Legal Officer, General Counsel and Secretary. She assumed her current role in July 2015. Prior to joining eBay, Ms. Huber spent 15 years at Agilent Technologies, a technology and life sciences company, most recently as Senior Vice President, General Counsel and Secretary. Before Agilent, she spent ten years at Hewlett‑Packard Company in various positions, and prior to HP she started her career at large law firms in New York and San Francisco.

Julie Loeger
Age: 60
Position: Senior Vice President, Chief Growth Officer
Biography
Ms. Loeger serves eBay as Senior Vice President, Chief Growth Officer. She assumed her current role in January 2021. Prior to joining eBay, Ms. Loeger spent 29 years at Discover, a financial company, most recently as Executive Vice President, President—U.S. Cards, a position she held from 2018 to January 2021. At Discover, Ms. Loeger held leadership positions in many areas, including Rewards, Portfolio Marketing, Acquisition, Brand Management and Product Development. Prior to joining Discover, she held various marketing positions at Anheuser Busch, Inc.

Eddie Garcia
Age: 52
Position: Senior Vice President, Chief Product Officer
Biography
Mr. Garcia has served eBay as Senior Vice President and Chief Product Officer since April 2022. He is an eBay alumnus and brings more than two decades of product leadership experience. He rejoined eBay in April 2022 from Meta, where he was the Head of Commerce for Facebook’s mobile app and led their marketplace efforts since June 2021. Prior to working at Meta, Mr. Garcia held various positions at Sam’s Club from November 2014 until May 2021, including, most recently, Senior Vice President and Chief Product Officer from March 2019 to May 2021, and previously Vice President of End to End Experience from April 2017 to March 2019. Prior to Sam’s Club, Mr. Garcia served as the Senior Vice President of Product Development at Travelzoo from January 2014 to November 2014. Previously, at eBay, Mr. Garcia held leadership roles in search, payments, buyer experience and new ventures from 2003 to 2014.

2024 Proxy Statement   37
Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation
In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in the Compensation Discussion and Analysis, compensation tables, and related narrative discussion of such compensation included in this Proxy Statement.
As discussed in the Compensation Discussion and Analysis, the CHCC of the Board is committed to an executive compensation program that is aligned with our business goals, culture, and stockholder interests. We believe a competitive compensation program that is highly performance-based is key to delivering long-term stockholder returns.
The CHCC believes that the goals of our executive compensation program are appropriate and that the program is properly structured to achieve those goals, particularly in light of our annual evaluation of, and periodic refinements to, the program. We have engaged in ongoing discussions with our investors, who generally support those goals and the program, and we believe our stockholders as a whole should support them as well.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2023 Summary Compensation Table, and the other related tables and disclosures.”
While the say-on-pay vote is advisory, and therefore not binding on the Company, the Board and the CHCC value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements. It is expected that the next say-on-pay vote will occur at the 2025 Annual Meeting of Stockholders.
The Board recommends a vote FOR this proposal.

38   2024 Proxy Statement
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the compensation of our NEOs for 2023:
Jamie Iannone, President and Chief Executive Officer (“CEO”)
Steve Priest, Senior Vice President, Chief Financial Officer (“CFO”)
Cornelius Boone, Senior Vice President, Chief People Officer
Julie Loeger, Senior Vice President, Chief Growth Officer
Eddie Garcia, Senior Vice President, Chief Product Officer
Executive Summary
Within our executive compensation program, we strive to align the interests of our stockholders and our executives. We also believe in creating incentives that reflect our pay-for-performance philosophy, both in periods of success and during years when our financial performance falls short of our targets. In our view, our compensation practices, including incentive compensation, play an important role in reinforcing our performance-driven culture. Despite significant macroeconomic pressures on discretionary spending across our major markets in 2023, the Company exceeded its short-term financial goals and continued to demonstrate significant progress toward its long-term objectives, due in large part to the strategies of and execution under Mr. Iannone’s leadership. Notable achievements of the management team in 2023 include:
•
Execution of our Focus Category strategy drove underlying growth in our business, as we continued to innovate for customers and expanded our global coverage to new categories and countries.

•
Revenue growth accelerated throughout 2023, aided by continued innovation in areas like first-party advertising, financial services, and new programs like eBay International Shipping.

•
Made significant investments in tech talent and marketing to support our vision and strategy, for the long-term health of our business, including making meaningful strides toward establishing eBay as a leader in generative AI for e-commerce.

•
Balanced our investments in innovation with prudent cost discipline to establish a strong foundation for sustainable, long-term growth, and created additional investment capacity through our structural cost program.

•
Generated strong cash flow and returned over $1.9 billion to stockholders, including $1.4 billion of share repurchases and $528 million paid in cash dividends

•
Managed our portfolio investments with the aim of generating stockholder value, including entering into an agreement for the sale of 50% of our shares in Adevinta for estimated cash proceeds of $2.2 billion in aggregate, which sale remains subject to closing conditions and is expected to be completed in the second quarter of 2024.

Our Compensation Program
The objectives of our executive compensation program are to:
align compensation with our business objectives, performance and stockholder interests, motivate executive officers to enhance short-term results and long-term stockholder value, position us competitively among the companies against which we recruit and compete for talent, and enable us to attract, reward and retain executive officers and other key employees who contribute to our long-term success.
We achieve these objectives primarily by employing the various elements of our executive compensation programs as illustrated in the graphic below.

2024 Proxy Statement   39
Base Salary reflects the scope of executives’ roles and responsibilities and compensates for expected day-to-day performance.
Annual Cash Incentive under the eBay Incentive Plan (“eIP”) aligns executive compensation with annual Company and individual performance and motivates executives to enhance annual results.
Long-term Equity Incentives include our PBRSU, PBSO and RSU programs, which align executive incentives with the long-term interests of our stockholders. Our executive compensation program is heavily weighted towards long-term equity incentives. In 2023, our equity grants for executive officers were structured so that, taking into account the full performance vesting periods, 60% of the target equity value is comprised of performance-based incentives (40% PBRSUs and 20% PBSOs), and 40% is comprised of time-based RSUs.
•
Performance-based Restricted Stock Units (PBRSUs) hold executives accountable for the long-term performance of the Company, and a three-year relative total shareholder return modifier focuses the executive on stock performance over the long-term.

•
Performance-based Stock Options (PBSOs) incentivize management to drive revenue growth in Payments and Advertising over a multi-year period, in line with our strategic initiatives, by providing for performance-based vesting. Additionally, including time-based vesting through the end of the performance period promotes retention and focuses the executive on stock performance over the long-term.

•
Time-based Restricted Stock Units (RSUs) promote retention since executives must remain with the Company in order to vest in the award and enjoy the growth in equity value.

How We Pay Our CEO
The following graphics illustrate the predominance of equity incentives and performance-based components in Mr. Iannone’s 2023 target pay mix in our core compensation program.
2023 TARGET COMPENSATION
Base Salary	$1,000,000
Annual Cash Incentive (eIP)	$2,000,000
Equity Awards	$21,000,000
Total Target Compensation	$24,000,000
Mr. Iannone’s compensation is highly weighted to Company performance. Over 95% of his 2023 compensation is based on Company performance goals or is otherwise subject to Company stock price performance.

Pay for Performance
In 2023, we continued to compensate our executive officers using a mix of equity and cash compensation. Our incentive compensation is tied to financial targets that the CHCC believes correlate with operating performance over one- and multi-year performance periods and long-term stock performance. Performance targets are generally set in a manner consistent with the current year budget and multi-year strategic plan.
PLAN	PERFORMANCE METRICS	CHCC RATIONALE
Annual Cash Incentive (eIP)	• FX-neutral revenue (threshold only) • Non-GAAP net income • Customer satisfaction improvement (kicker) • Individual performance
•
A revenue threshold must be met before any incentive can be paid based on non-GAAP net income

•
Non-GAAP net income is directly affected by management decisions and provides a widely followed measure of financial performance

•
Improved customer satisfaction expected to lead to revenue growth

•
Differentiate compensation based on individual contributions, including ESG factors

PBRSUs	• FX-neutral revenue • Non-GAAP operating margin dollars • ROIC modifier • Relative total shareholder return modifier
•
Key drivers of our long-term success and stockholder value, and directly affected by management decisions

•
Incentivizes profitable growth and efficient use of capital

•
Increases or decreases award by up to 15% based on stock performance relative to S&P 500, strengthening alignment between long-term interests of our NEOs and stockholders

40   2024 Proxy Statement
PLAN	PERFORMANCE METRICS	CHCC RATIONALE
PBSOs	• Revenue from (i) Payments and (ii) Advertising	• Drivers of our growth with significant upside for the business • Incentivizes growth in line with our strategic initiatives
PBRSUs
As discussed below under “—PBRSU Program,” because we shifted from a two- to three-year performance period beginning with our 2022 PBRSU grants covering the 2022-2024 performance cycle (“2022-2024 PBRSUs”) and continued this approach with our 2023 PBRSU grants covering the 2023-2025 performance cycle (“2023-2025 PBRSUs”), there were no PBRSU awards vesting for our executive officers for 2023.
eIP Financial Goals and Plan Performance
The following graphs show the goals and results achieved for the 2023 performance period under the financial component of our eIP, which accounted for 75% of our NEOs’ award opportunities.
2023 eIP Financial Results
As discussed above, the Company performed above its financial target in 2023. FX-neutral revenue surpassed the threshold requirement of the eIP, and non-GAAP net income performance was above threshold and target performance. The CHCC then exercised its authority under the eIP to adjust the non-GAAP net income result for certain unforeseen impacts not contemplated at the time the target was set—interest income driven by rising interest rates and certain additional investment approved by the Board, as well as the impact of certain unplanned, one-time litigation expense—which resulted in a net downward adjustment. After accounting for the impact of the CHCC-approved adjustments, the Company financial component of the eIP paid out at 174% of target. In years when the Company’s financial performance is above threshold, a modifier is applied to the individual performance component to increase or decrease it proportionately based on the Company’s financial performance relative to target, by up to a maximum of 20%. Because the Company financial performance component was above target performance in 2023, the individual performance component was modified upward by 20% under the eIP.
PBSO Financial Goals and Performance
As a result of the Company’s 2023 financial performance in advertising and payments revenue under the PBSOs granted in each of 2022 (the “2022—2024 PBSOs”) and 2023 (the “2023—2025 PBSOs”), the first two of four performance goals were achieved for each of the 2022—2024 PBSOs ($1.65 billion and $1.80 billion) and the 2023—2025 PBSOs ($1.72 billion and $1.85 billion). Achievement of these goals unlocked 50% of the options underlying each of those PBSO awards, which remain ongoing and also subject to certain time-based vesting requirements over the course of their respective three-year performance periods (as described in further detail below under “2023 Long-Term Equity Incentive Awards—PBSO Program”).
For each of the NEOs other than Mr. Garcia, the exercise price for the 2022—2024 PBSOs is $57.71 per share, which was the closing price of a share of the Company’s common stock on the grant date of April 1, 2022. Mr. Garcia joined the Company in April 2022 and was granted 2022—2024 PBSOs on May 15, 2022 with an exercise price of $46.65 per share, which was the closing price of a share of the Company’s common stock on May 13, 2022, the last business day prior to the grant date.
For each of the NEOs, the exercise price for the 2023—2025 PBSOs is $44.37 per share, which was the closing price of a share of the Company’s common stock on March 31, 2023, the last business day prior to the grant date of April 1, 2023.
Say-on-Pay Results and Stockholder Engagement
In 2023, stockholders once again strongly approved our executive compensation program through the “say-on-pay” vote, with approximately 83% of the votes cast in favor. We regularly review our compensation philosophy and executive compensation program to assess whether it continues to be properly aligned with our business goals, culture and, importantly, stockholder interests. We also engage with our stockholders at least twice a year to solicit feedback on our compensation philosophy and executive compensation program. In 2023, the CHCC reviewed

2024 Proxy Statement   41
our programs to assess whether our programs continue to support eBay’s business strategy. After conducting these reviews and considering the compensation design changes that we made in 2022, in addition to the feedback received from stockholders, including the results of the “say-on-pay” vote in 2023, we determined that the Company’s executive compensation philosophy, compensation objectives, and overall program continue to be appropriate. The CHCC determined for 2023 that the various elements of the program should remain in place.
Our Compensation Practices
We believe our compensation practices align with and support the goals of our executive compensation program and demonstrate our commitment to sound compensation and governance practices.
WHAT WE DO	WHAT WE DON’T DO
Align executive compensation with the interests of our stockholders

•
Pay-for-performance emphasized

•
Majority of total compensation comprises performance-based compensation

•
Equity/cash compensation mix significantly favors equity

•
Meaningful stock ownership guidelines

No tax gross-ups for change in control benefits

No automatic “single trigger” acceleration of equity awards upon a change in control

No repricing or buyout of underwater stock options without stockholder approval

No hedging and pledging transactions

Avoid excessive risk-taking • Multiple performance measures, caps on incentive payments, and overlapping long-term performance periods for PBRSU awards and PBSOs • Robust clawback policies
Adhere to compensation best practices

•
Compensation at or around the 50th percentile of peer group

•
Independent compensation committee and compensation consultant

•
Limited perquisites for executive officers that are not available to all employees

CD&A Roadmap
Our Compensation Discussion and Analysis is presented as follows:
Elements of Our Executive Compensation Program provides a description of our executive compensation practices, programs, and processes.
2023 NEO Target Compensation discusses how we determine the mix of the elements in our compensation program to achieve our total target compensation.
2023 Compensation Design and Determinations explains executive compensation decisions relating to the performance-based pay of our executive officers in 2023.

Further Considerations for Setting Executive Compensation discusses the role of the Company’s compensation consultant, peer group considerations, and the impact of accounting and tax requirements on compensation.

Severance and Change in Control Arrangements with Executive Officers and Clawbacks discusses the Company’s severance and change in control plans and other arrangements with executive officers.

42   2024 Proxy Statement
   Elements of Our Executive Compensation Program
The following chart provides a summary of the core elements of our 2023 executive compensation program.
	COMPENSATION ELEMENTS	PERFORMANCE METRICS	PERFORMANCE AND VESTING PERIODS	WHY WE PAY
Cash	Base Salary	Assessment and Target Positioning Strategy	N/A	• Rewards executives’ current contributions to the Company • Reflects the scope of executives’ roles and responsibilities
Short-Term Incentives	Annual Cash Incentive Awards
Threshold company performance measure:
•
FX-neutral revenue (threshold-only)

If threshold is met, then payout based on:
•
Total non-GAAP net income (75%)

•
Individual performance (25%)

If non-GAAP net income is at or above target and Buyer CSAT improvement goal is reached:
•
Buyer CSAT (customer satisfaction) kicker applies (increasing non-GAAP net income portion by 5% or 10%, depending on Buyer CSAT achievement level)

Annual
•
Aligns executive compensation with annual Company and individual performance

•
Motivates executives to enhance annual results

•
Incentivizes executives to improve customer satisfaction, which can lead to revenue growth

•
Differentiate compensation based on individual contributions, including ESG factors

Long-Term Incentives (Equity)	Equity Incentive Awards
Time-based RSUs:
•
Time-based vesting

PBRSUs:
•
FX-neutral revenue

•
Non-GAAP operating margin dollars

•
Return on invested capital modifier

•
Relative total shareholder return (rTSR) modifier

PBSOs:
•
Revenue from (i) Payments and (ii) Advertising

Time-based RSUs:
•
Quarterly vesting over a four-year period subject to continued employment

PBRSUs:
•
100% of PBRSU awards earned will vest in March following the end of the three-year performance period

PBSOs:
•
Options earned based on performance during three-year performance period are subject to time-based vesting over the same three-year period, subject to continued employment

•
Aligns executive incentives with the long-term interests of our stockholders

•
Positions award guidelines at target level with the median of the market levels paid to peer group executives

•
Recognizes individual executive’s recent performance and potential future contributions

•
Retains executives for the long term

•
Provides a total compensation opportunity with payouts varying based on our operating and stock price performance

•
Strengthens alignment of the long-term interests of our NEOs and stockholders

•
Incentivizes revenue growth in line with our strategic initiatives

2024 Proxy Statement   43
We chose a mix of equity and cash compensation vehicles to compensate executive officers based on sustainable long-term value drivers of Company performance over one- and multi-year periods and individual contributions to the Company.
Our executive officers were also eligible to receive a comprehensive set of benefits, including:
•
health and welfare benefits plans;

•
employee stock purchase plan; and

•
broad-based 401(k) retirement savings plan and a VP and above deferred compensation plan (each plan is available to U.S.-based employees only).

Based on a security risk study conducted by an independent third party, we provide security to Mr. Iannone that includes personal use of the corporate airplane (occasionally with guests), as well as certain additional security and IT support that we also provide for our other NEOs. Because the costs of these measures arise from the nature of these NEOs’ employment responsibilities with the Company, we believe these measures serve important business purposes and do not consider them to be personal benefits. However, to ensure we comply with SEC disclosure rules, we have reported the aggregate incremental costs of these measures in the “All Other Compensation” column of the 2023 Summary Compensation Table below. The CHCC will review the scope and costs of these security measures from time to time.
The Company does not grant bonuses to cover, reimburse, or otherwise “gross-up” any income tax owed for personal travel via the corporate airplane. We provide relocation assistance to executive officers, when applicable, and the Company reimburses executives for related taxes owed. During fiscal 2023, none of our NEOs received perquisites or other personal benefits except as described above.

   2023 NEO Target Compensation
When making compensation decisions for our NEOs, the CHCC evaluated each individual based on the individual’s leadership, competencies, innovation, and both past and expected future contributions toward the Company’s financial, strategic and other priorities. The Company’s performance was reflected in our executive compensation program, holding leaders accountable for Company performance.
Long-Term Equity Incentive Compensation
Each year, the CHCC reviews equity award guidance for each position and determines the value of annual equity awards accordingly. This guidance is based on our desired pay positioning relative to companies with which we compete for talent. The midpoint of the guidance, or the median target award, reflects the 50th percentile of the competitive market. The CHCC is also cognizant of potential dilution of our stockholders resulting from equity compensation and carefully considers share usage each year.
In 2023, the CHCC reviewed equity award guidance by position based on the following:
•
equity compensation practices of technology companies in our peer group, as disclosed in their most recent public filings (see below under “—Further Considerations for Setting Executive Compensation—Peer Group Considerations” for our 2023 peer group), and

•
equity compensation practices for comparable technology companies that are included in proprietary third-party surveys.

Each executive officer’s individual contribution and impact, projected level of contribution and impact in the future, and competitive positioning are considered using a scorecard when determining the size of individual awards. The scorecard evaluates each executive with respect to factors including business unit performance (or in the case of our CEO, Company performance), organizational development and strategic and operational excellence. The retention value of current year awards and the total value of unvested equity from previous awards are also considered.
Annual Cash Incentive Compensation
The CHCC also assesses annual cash incentive award opportunities against data from public filings of our peer group companies and general industry data for comparable technology companies that are included in proprietary third-party surveys, and it approves target annual cash incentive opportunities for our NEOs in a range around the 50th percentile based on that data. The CHCC reviews market data annually, and periodically adjusts incentive opportunities to the extent necessary where our practices are inconsistent with such market data.
Base Salary
The CHCC reviews market data annually and approves each executive officer’s base salary for the year, with increases (if any) generally becoming effective on or around April 1st of the year. The CHCC assesses competitive market data on base salaries from public filings of our peer group companies and general industry data for comparable technology companies that are included in proprietary third-party surveys. The CHCC assesses each executive officer’s base salary against the 50th percentile of the salaries paid to comparable executives at peer group companies and also considers individual performance, levels of responsibility, expertise and prior experience in our evaluation of base salary adjustments.

44   2024 Proxy Statement
Target Value of Equity Awards, Target Cash Incentive Award and Salary for NEOs
The CHCC considered many factors in approving the various components of the NEOs’ compensation, including those set forth below, using a scorecard as described above. In evaluating performance against these factors, the CHCC assigned no specific weighting to any one of the factors, instead evaluating individual performance in a holistic manner:
•
Performance against target financial results for the NEO’s business unit or function

•
Defining business unit or function strategy and executing against relevant goals

•
Recognition of the interconnection between the eBay business units and functions and the degree to which the NEO supported and drove the success of other business units or functions and the overall business

•
Driving innovation and execution for the business unit or function

•
Organization development, including hiring, developing, and retaining the senior leadership team of the business unit or function

•
Achievement of strategic or operational objectives, including control of costs in an environmentally and socially responsible manner

The CHCC reviewed and approved the target value of equity awards, target annual cash incentive award, and salary for our NEOs based on available market data as well as the factors described above, including Company and individual performance.
The following table shows target compensation for our NEOs (disregarding supplemental transition awards described below):
NAME	2023 ANNUAL BASE SALARY	2023 TARGET ANNUAL CASH INCENTIVE AWARD (% OF SALARY)	2023 TARGET VALUE OF EQUITY AWARDS ($)(1)
Mr. Iannone	$1,000,000	200%	$21,000,000
Mr. Priest	$800,000	100%	$8,000,000
Mr. Boone	$675,000	75%	$5,000,000
Ms. Loeger	$700,000	75%	$6,250,000
Mr. Garcia	$675,000	75%	$6,250,000

(1)
Includes 40% PBRSUs, 40% time-based RSUs and 20% PBSOs.

Supplemental Transition Awards
For the NEOs who joined the Company in 2021 and 2022, their new-hire compensation packages included payments of supplemental cash compensation in 2023. These components were designed to entice the NEOs to join eBay, to deliver take-home compensation in the first years of employment approximating target compensation for their roles in our peer group and to compensate for value they forfeited when leaving their prior employers. These payments are typically subject to repayment upon termination of employment for cause or resignation other than for good reason, prior to the second or third anniversary of their applicable hire date, less 1/24th or 1/36th (as applicable) for every full month of active employment following their hire date. In 2023, the new NEOs received the following amounts in supplemental cash payments: $380,000 (Mr. Boone), $500,000 (Ms. Loeger) and $2,250,000 (Mr. Garcia).

   2023 Compensation Design and Determinations
Our executive compensation program is highly performance-based, with payouts under the performance-based programs dependent on meeting financial and operational targets over designated performance periods. For 2023, we selected financial metrics and targets that the CHCC believes incentivize our management team to achieve our strategic objectives and drive the Company’s financial performance and long-term stock performance, including FX-neutral revenue, non-GAAP operating margin dollars, return on invested capital, relative total shareholder return, payments revenue, advertising revenue and non-GAAP net income.
2023 Long-Term Equity Incentive Awards
In 2023, our NEOs received equity-related compensation as part of the Company’s standard annual equity award. The formula used to allocate the 2023 annual target equity awards is as follows:

2024 Proxy Statement   45
PBRSU Program
The PBRSU Program is a key component of the annual equity compensation for each executive officer. Toward the beginning of each performance period, executive officers receive PBRSU grants that are subject to performance- and time-based vesting requirements. PBRSUs are only awarded to executives at the level of Senior Vice President and above.
Performance Period and Vesting
Each PBRSU cycle has a three-year performance period (consisting of the average performance each year relative to the financial performance goals for that year), along with a total shareholder return modifier based on the Company’s stock performance relative to the S&P 500 over a three-year performance period. The financial performance goals for each year of the performance period are approved by the CHCC at the beginning of that year. Each executive officer is awarded a target number of shares subject to the PBRSU award at the beginning of the three-year performance period. PBRSU awards granted in 2022 are based on the 2022-2024 performance cycle, and PBRSU awards granted in 2023 are based on the 2023-2025 performance cycle. If the Company’s actual performance exceeds or falls short of the target financial performance goals, the actual number of shares earned under the respective PBRSU awards will be increased or decreased formulaically and then adjusted by the total shareholder return modifier at the end of the applicable performance period.
Prior to 2022, PBRSU awards were granted with a two-year performance period. Beginning in 2022, for the 2022-2024 PBRSUs and subsequently for the 2023-2025 PBRSUs, the CHCC used a three-year performance period, consisting of the average financial performance for each of three one-year periods comprising the respective PBRSU awards, based both on a desire to extend the performance period and to better align it with management’s annual financial planning, in light of the dynamic macroeconomic environment, and the constantly changing internet retail segment in which we compete. As a result of this change, there were no PBRSU awards vesting for our executive officers for 2023. As discussed below under “—PBSO Program,” in early 2024 our executive officers began vesting in PBSO awards based on 2023 performance.
Beginning with the PBRSU awards granted in 2022, 100% of any earned PBRSUs will vest, if at all, in March following the end of the three-year performance period. Given their three-year performance period prior to any vesting, 100% of the PBRSU awards remain subject to three years of Company stock price performance before the shares are eligible to vest. The CHCC believes the length of this period is important for retaining executive officers, while aligning their interests with long-term stockholder interests.
Performance Measures and Rationale
As discussed above, the number of shares subject to a target PBRSU award that are eligible for payout is based on the Company’s actual financial performance against the target performance goals for the applicable performance period, and subject to further adjustment based on the Company’s stock price performance relative to the S&P 500 over a three-year period.
The following table outlines the performance measures for the 2022-2024 PBRSUs and 2023-2025 PBRSUs and the rationale for their selection.

Performance Measures
FX-neutral revenue(1)—weighted 50% of award opportunity with a payout range of 0% to 200% of target (50% at threshold, 100% at target and 200% at maximum performance)
Non-GAAP operating margin dollars(2)—weighted 50% of award opportunity with a payout range of 0% to 200% of target (50% at threshold, 100% at target and 200% at maximum performance)
Return on invested capital (modifier)—measured for each of the three one-year periods comprising the performance period—can modify annual performance results (based on FX-neutral revenue and non-GAAP operating margin) up or down by as much as 15%
Relative total shareholder return(3) (modifier)—measured over a three-year period—can modify total payout under PBRSU awards (based on average per year performance results) up or down by as much as 15%

Rationale
The CHCC believes these measures are key drivers of our long-term business success and stockholder value and are directly affected by the decisions of the Company’s management.
Both FX-neutral revenue and non-GAAP operating margin dollars measures are used to help keep leaders accountable for driving profitable growth and make appropriate tradeoffs between investments that increase operating expense and future revenue growth.
The return on invested capital (ROIC) modifier is used to hold leaders accountable for the efficient use of capital. The relative total shareholder return (rTSR) modifier is used to focus leaders on stock performance and strengthen alignment of the long-term interests of our NEOs and stockholders.

46   2024 Proxy Statement

Targets
In light of the dynamic macroeconomic environment, the three one-year financial performance targets are generally set in a manner consistent with the current year budget.
At the time the financial performance targets were set, the target goals were designed to be achievable with strong management performance, while the maximum goals were designed to be very difficult to achieve.

(1)
Calculated on a fixed foreign exchange basis.

(2)
Non-GAAP operating margin dollars excludes certain items, primarily stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, impairment of goodwill, restructuring expenses, and certain one-time gains, losses and/or expenses and, for 2023, impacts of acquisitions or disposals of businesses.

(3)
Measured against the S&P 500.

Calculation Mechanics
To become eligible for a payout of shares under a PBRSU award, at least one of the FX-neutral revenue or non-GAAP operating margin dollars minimum performance thresholds must be met. Each of the minimum performance thresholds are independent and, if any of the FX-neutral revenue or non-GAAP operating margin dollar performance thresholds are met, the award is adjusted with respect to that performance measure in accordance with the percentages outlined above. If the minimum performance threshold for either FX-neutral revenue or non-GAAP operating margin dollars is not met, then no shares are awarded for that performance measure. The CHCC may approve adjustments to the calculations of the performance measures due to material events not contemplated at the time the targets were set (such as unusual or extraordinary corporate transactions, events or developments) and the CHCC may apply negative discretion to reduce the payout levels of the awards.

2024 Proxy Statement   47
The 2022-2024 PBRSUs and 2023-2025 PBRSUs can each be earned in a range of 0% to 265% of target.
Time-based RSUs
Each executive officer receives a portion of the officer’s annual equity award as a grant of RSUs that vests quarterly, over a four-year period, subject to continued employment. RSU awards granted in 2023 to our executive officers vest over a four-year period, subject to continued employment. For newly hired executive officers, 25% of the initial grant of RSUs vests on the first anniversary of the grant date and the remainder vests quarterly thereafter. This vesting schedule is aligned with market practice and helps the Company to remain competitive in attracting talent.
PBSO Program
Another component of the annual equity compensation for each executive officer is the PBSO Program. Executive officers receive annual PBSO grants that are subject to performance- and time-based vesting requirements. The PBSOs awarded to executives at the level of Senior Vice President and above were the only options granted by the Company in 2022 and 2023.
Performance Period and Vesting
Each PBSO cycle has a three-year performance period with four performance goals, and achievement of each goal earns the executive officer one-fourth of the officer’s option awards. The performance goals for each cycle are approved by the CHCC at the beginning of the performance period. Each executive officer is awarded a number of stock options at the beginning of the performance period, reflecting a target number of options to be unlocked if the first two of the performance goals are achieved, as well as additional options to be unlocked by achievement of the third and fourth performance goals, respectively. PBSO awards granted in 2022 are based on the 2022-2024 performance cycle, while PBSO awards granted in 2023 are based on the 2023-2025 performance cycle.
Under the PBSO program, stock options earned through performance are also subject to time-based vesting over the three-year performance period (subject to continued employment), such that one-third of the earned options is available to vest as of March 15 following each year of the performance period, with the initial vesting for each earned performance goal occurring on March 15 following the year in which the goal was achieved. The CHCC believes that the three-year vesting feature helps to retain executive officers and align their interests with long-term stockholder value.

48   2024 Proxy Statement
Performance Measures and Rationale
The following table outlines the performance measures for the 2022-2024 and 2023-2025 performance periods and the rationale for their selection.

Performance Measures	Revenue resulting from Payments(1) and Advertising.(2) with a range of 0% to 100% vesting of option awards granted (50% at target and 100% at maximum performance)
Rationale
The CHCC believes these measures represent areas of revenue growth for the Company.
Both Payments and Advertising revenue are used to incentivize management to focus on the Company’s revenue growth, in line with our strategic initiatives.

Targets
The four performance goals, which are reviewed and measured annually for achievement, are generally set in a manner consistent with our strategic growth initiatives set forth at our 2022 Investor Day.
At the time the CHCC set these performance goals in early 2022 (for the 2022-2024 PBSOs) and early 2023 (for the 2023-2025 PBSOs), the target goals were designed for the first two tranches (50% vesting) to be challenging, achievable with strong management performance that delivers on our goals set forth at our 2022 Investor Day, while the maximum goals were designed for the third and fourth tranches (75% and 100% vesting, respectively) to be very difficult to achieve, requiring management to significantly surpass our stated goals. In setting these goals, the CHCC factored in macroeconomic headwinds and our internal forecasts at the time, including, in 2022, the ongoing war in Ukraine and lower consumer confidence influencing changes in consumer behavior, and in 2023, anticipated adverse impacts of foreign currency exchange and lower volume.

(1)
Revenue from Payments means all payments and financial services revenue from additional monetization efforts. To the extent applicable, this excludes the payment processing revenue related 100% to the GMV migration to the new Payments platform, which is now completed.

(2)
Revenue from Advertising means revenue from all existing advertising products, including promoted listings (and its products and promoted listings off eBay’s platform), third-party product offerings and any new advertising product or feature that the Company may launch during the performance period.

Calculation Mechanics and Timeline
To earn any stock options subject to a PBSO award, at least one of the performance goals must be met. Achievement of each performance goal earns 25% of the options, which then become eligible to vest subject to time-based vesting requirements described above. The CHCC reviews the Company’s financial performance following each year during the performance period to determine if any of the performance goals for the PBSO awards have been achieved during the prior year.
Each of the 2022-2024 and 2023-2025 PBSOs can be earned in a range of 0% to 100% of the PBSO grant, with a target level of 50%.
PERFORMANCE	VESTING
Unlock #1	25%
Unlock #2 (Target)	50%
Unlock #3	75%
Unlock #4	100%
Each PBSO award will expire 10 years from the grant date (subject to earlier termination if the holder’s employment terminates before that time).

2024 Proxy Statement   49
2022-2024 and 2023-2025 Cycle Performance and Options Earned
As discussed in the “Executive Summary” above, based on the Company’s financial performance in advertising and payments revenue during the 2023 performance period, the first two performance goals have been satisfied for each of the 2022-2024 PBSOs and the 2023-2025 PBSOs. As a result of these goals being achieved, the performance-based vesting requirements have been satisfied for 50% of the options underlying each of those PBSO cycles, which remain ongoing, and our NEOs earned the following options and will vest in these options subject to satisfying the applicable time-based vesting requirements based on continued employment, as described below:
2022-2024 Options Earned
NAME	PERCENTAGE OF OPTION AWARDS EARNED FOR 2023 PERFORMANCE	OPTION AWARDS AVAILABLE	OPTIONS EARNED FOR 2023 PERFORMANCE	VESTING SCHEDULE
Mr. Iannone	50%	445,892	222,946	Two-thirds in March 2024; One-third in March 2025
Mr. Priest	50%	185,790	92,895	Two-thirds in March 2024; One-third in March 2025
Mr. Boone	50%	104,042	52,021	Two-thirds in March 2024; One-third in March 2025
Ms. Loeger	50%	123,864	61,932	Two-thirds in March 2024; One-third in March 2025
Mr. Garcia	50%	147,098	73,549	Two-thirds in March 2024; One-third in March 2025
2023-2025 Options Earned
NAME	PERCENTAGE OF OPTION AWARDS EARNED FOR 2023 PERFORMANCE	OPTION AWARDS AVAILABLE	OPTIONS EARNED FOR 2023 PERFORMANCE	VESTING SCHEDULE
Mr. Iannone	50%	640,820	320,210	One-third in each of: March 2024; March 2025; March 2026
Mr. Priest	50%	243,972	121,986	One-third in each of: March 2024; March 2025; March 2026
Mr. Boone	50%	152,482	76,241	One-third in each of: March 2024; March 2025; March 2026
Ms. Loeger	50%	190,604	95,302	One-third in each of: March 2024; March 2025; March 2026
Mr. Garcia	50%	190,604	95,302	One-third in each of: March 2024; March 2025; March 2026
2023 Annual Cash Incentive Awards (eIP)
Plan Design
The eIP is a broad-based short-term cash incentive plan. The CHCC has set an annual performance period under the plan.
In the first quarter of the year, the CHCC approves Company performance measures based on business criteria and target levels of performance. After the end of each year, the CHCC approves the actual performance against the Company performance measures to determine the payout percentage for that portion of the annual cash incentive plan.

50   2024 Proxy Statement
Performance Measures and Rationale
The following table provides information on the Company performance measures set in the first quarter of 2023 and rationale for their selection:
PERFORMANCE MEASURES(1)	RATIONALE	TARGET
Company performance measure
FX-neutral revenue (threshold-only)	The CHCC believes that a minimum revenue threshold should be met before any cash incentive is paid. Once the minimum revenue threshold has been met, the Company financial performance component of the annual cash incentive payment is paid based on results in relation to the non-GAAP net income goal.	Threshold is set based primarily on the Company’s Board-approved budget for the year.
Non-GAAP net income(2)	Non-GAAP net income is a key measure of short- and intermediate-term results for the Company given that it can be directly affected by the decisions of the Company’s management and provides a widely followed measure of financial performance.	Targets are set based primarily on the Company’s Board-approved budget for the year.
Customer satisfaction improvement (kicker)	Improved customer satisfaction (CSAT) is expected to lead to revenue growth, and inclusion of the CSAT kicker confirms the Company’s focus on customers and key revenue-generating initiatives. The CSAT kicker can only apply if non-GAAP net income is at or above target.	Targets are set based on achievable and meaningful improvement to customer satisfaction surveys.
Individual measure
Individual performance	The CHCC believes that a portion of the compensation payable under this plan should be differentiated based on individual performance for which a review is conducted at the end of the year, including with respect to ESG factors.
•
CEO’s assessment of the individual performance of the executive officers who are his direct reports while assessment of the CEO’s performance is made by the CHCC with input from the full Board.

•
In making its determination of the individual performance of each executive officer, the CHCC does not give any specific weighting to individual goals.

•
A modifier to individual performance is applied based on achievement of Company performance goals, regardless of individual goal achievement.

The Company modifier will adjust the individual payout based on Company performance between a range of 80%-120%. For example, if the Company exceeded the FX-neutral revenue minimum performance threshold and total non- GAAP net income was 90% of the target performance threshold, then the individual performance component would be reduced by 10%. The base range of payouts for the individual performance component of the annual incentive plan is 0% to 200% of target, with potential upward modification of 20% when Company financial performance is at maximum.

(1)
Both minimum FX-neutral revenue and minimum non-GAAP net income performance thresholds must be met in order for there to be any incentive payout based on Company performance or individual performance, with the payout level for Company financial performance component based on the amount of non-GAAP net income, and, if non-GAAP net income performance is at or above target, such payout level may be increased by the CSAT kicker.

(2)
Non-GAAP net income excludes certain items, primarily stock-based compensation expense and related employer payroll taxes, amortization or impairment of acquired intangible assets, impairment of goodwill, amortization of the deferred tax asset associated with the realignment of the Company’s legal structure and related foreign exchange effects, significant gains or losses, transaction expenses from the acquisition or disposal of a business, certain gains or losses on investments and impacts of acquisitions or disposals of businesses. Non-GAAP net income is calculated quarterly, is publicly disclosed as part of our quarterly earnings releases, and is a basis of third-party analysts’ estimates of the Company’s results.

2024 Proxy Statement   51
Calculation Mechanics
The eIP is designed to support a tight link between Company performance and any incentive payouts. The annual cash incentives payable for 2023 had an FX-neutral revenue threshold. If the minimum performance threshold is met, the Company uses total non-GAAP net income to determine the payout percentage of the Company financial performance component of the annual cash incentive (from 0% for below threshold to 50% at threshold to 200% for maximum performance). If non-GAAP net income performance is achieved at target level or higher, the Company’s performance relative to CSAT goals could increase the Company financial performance component of the payout (by up to 10%, bringing the payout to 220% for maximum performance with the maximum CSAT kicker). However, if non-GAAP net income performance is below target level, the CSAT kicker will not apply. 75% of each executive officer’s target opportunity under the eIP is based on the Company’s performance as described above and, to facilitate differentiation based on individual performance, the remaining 25% is based on individual performance.
As discussed in more detail below, the CHCC considers many factors in determining the CEO’s individual performance but does not assign specific weighting to these factors. The CHCC consults with the CEO to similarly assess the individual performance of the other executive officers. Consistent with our commitment to aligning executive compensation with Company performance, the Company modifier will adjust the individual payout based on Company performance between a range of 80%-120%. For example, if the Company exceeded the FX-neutral revenue minimum performance threshold and total non-GAAP net income was 90% of the target performance threshold, then the individual performance component would be reduced by 10%. The base range of payouts for the individual performance component of the annual incentive plan is 0% to 200% of target, with potential upward or downward modification of 20% based on Company financial performance (bringing the individual component up to 240% for maximum individual performance and maximum Company financial performance).
Individual Performance
With respect to individual performance, our CEO presents the CHCC with his assessment of the individual performance of the executive officers who are his direct reports and recommends a bonus payout percentage for the individual performance component of the annual incentive plan based on his assessment. The CHCC reviews his assessments and payout recommendations, along with the scorecard evaluation and makes a subjective determination of the level of individual performance and payouts for each of those executive officers. In addition, the CHCC (with input from the Chair of the Board and other independent members of the Board) makes a subjective determination of the individual performance of the CEO. In making its determination of the individual performance of each executive officer, the CHCC does not give any specific weighting to individual goals. For 2023, the executive team set team goals related to our sustainability and DE&I initiatives, including relating to diversity representation, inclusion and belonging, recommerce and carbon emissions, and success against these goals was a factor considered in the CHCC’s subjective assessment of individual performance.
2023 Performance and Payouts
We discuss the financial goals for the 2023 eIP performance period and corresponding performance results above in the “Executive Summary.” The financial performance goals were set in early 2023 based primarily on the Company’s budget for the year, at which time the CHCC believed that achievement of the target Company financial performance goals would be challenging based on macroeconomic headwinds and our internal forecasts at the time, including anticipated continued impacts of inflationary pressure and lower consumer confidence. In early 2024, the CHCC reviewed the financial results under the eIP, which were above threshold. As part of its review of the Company’s financial performance against the annual cash incentive plan targets and in accordance with its authority under the eIP, the CHCC considered whether the impact of any significant corporate events not contemplated at the time the targets were set should lead to an adjustment of any of the performance results. The CHCC determined that it was appropriate to adjust non-GAAP net income performance for certain unforeseen impacts—interest income driven by rising interest rates and certain additional investment approved by the Board, as well as the impact of certain unplanned, one-time litigation expense—which resulted in a net downward adjustment. Accordingly, the Company financial performance component was certified by the CHCC at 174% of target for all NEOs. This Company financial performance achievement also resulted in a 20% upward modification of the individual performance component under the eIP. While the Company saw improved CSAT performance in 2023, the CSAT performance results were below target, so the CSAT kicker was not factored into the Company performance component.
The CHCC considered the factors listed above when assessing Mr. Iannone’s individual performance. Mr. Iannone’s individual component of the annual cash incentive was established at 120% of target and was modified upward by 20% as a result of the above-target Company financial performance component. Mr. Iannone’s total earned annual incentive award for 2023, including the Company financial component and the individual component, was 167% of target.

52   2024 Proxy Statement
For the other NEOs, the individual performance component was recommended to the CHCC by Mr. Iannone based on his assessment of each executive’s performance using the scorecard factors described above, which the CHCC reviewed and approved. The earned annual incentive award for each of our NEOs for 2023 was as follows:
NAME	ANNUAL CASH INCENTIVE TARGET AS PERCENTAGE OF BASE SALARY	ANNUAL CASH INCENTIVE AWARD FOR 2023	COMPANY PERFORMANCE PAYOUT %	PERFORMANCE PAYOUT AS % OF TARGET
Mr. Iannone	200%	$3,330,000	174%	167%
Mr. Priest	100%	$1,320,000	174%	165%
Mr. Boone	75%	$842,906	174%	166%
Ms. Loeger	75%	$905,625	174%	173%
Mr. Garcia	75%	$842,906	174%	166%

   Further Considerations for Setting Executive Compensation
Role of Consultants in Compensation Decisions
Pay Governance serves as the CHCC’s independent compensation consultant. It provides the CHCC with advice and resources to help the CHCC assess the effectiveness of the Company’s executive compensation strategy and programs. Pay Governance reports directly to the CHCC, and the CHCC has the sole power to terminate or replace Pay Governance at any time.
As part of its engagement, the CHCC has directed Pay Governance to work with our Senior Vice President, Chief People Officer and other members of management to obtain information necessary for Pay Governance to form recommendations and evaluate management’s recommendations to the CHCC. Pay Governance also meets with the CHCC during its regular meetings, in executive session (where no members of management are present), and with the CHCC chair and other members of the CHCC outside of the CHCC’s regular meetings. As part of its engagement in 2023, Pay Governance provided a market overview of executive compensation, evaluated the Company’s peer group composition, evaluated compensation levels at the peer group companies, assessed and proposed equity and cash compensation guidelines for various executive job levels, assessed compensation for the Company’s executive officers, advised on the framework for the Company’s long-term incentive awards, and assessed Board compensation. Pay Governance also provided guidance to the CHCC with respect to recent regulatory developments regarding executive compensation, including pay versus performance disclosure and clawback policies. Pay Governance does not provide any other services to the Company.
Compensation Consultant Conflict of Interest Assessment
The CHCC recognizes that it is essential to receive objective advice from its compensation advisors. To that end, the CHCC closely examines the procedures and safeguards that its compensation advisor takes to ensure that its services are objective. The CHCC has assessed the independence of Pay Governance pursuant to SEC rules and concluded that Pay Governance is independent pursuant to SEC and Nasdaq rules and Pay Governance’s work for the CHCC does not raise any conflict of interest.
Risk Assessment of Compensation Policies and Practices
We have assessed the compensation policies and practices for our employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company. This analysis was presented to the CHCC, which agreed with this conclusion.
Peer Group Considerations
To set total compensation guidelines, we review market data of companies that are comparable to eBay and that we believe compete with eBay for executive talent, business and capital. We review both specific data from peer group companies’ public filings and general industry data for comparable technology companies that are included in proprietary third-party surveys. We believe that it is necessary to consider this market data in making compensation decisions to attract and retain talent. We also recognize that, at the executive level, we compete for talent against larger global companies, as well as smaller, non-public companies.
To assess whether the peer group continues to reflect the markets in which we compete for executive talent, the CHCC reviews and approves the peer group each year with the assistance of Pay Governance. In deciding whether a company should be included in the peer group, the CHCC generally considers the following criteria:
•
revenue;

•
market value;

•
historical growth rates;

•
primary line of business;

•
whether the company has a recognizable and well-regarded brand; and

•
whether we compete with the company for talent.

2024 Proxy Statement   53
For each member of the peer group, one or more of the factors listed above was relevant to the reason for inclusion in the group, and, similarly, one or more of these factors may not have been relevant to the reason for inclusion in the group.
The CHCC evaluates the Company’s peer group on an annual basis with the assistance of Pay Governance. No changes were made to the peer group for 2023, which continued to consist of the following companies:
In 2023, after considering the factors listed above, and with the assistance of Pay Governance, the CHCC determined to refresh the Company’s peer group for 2024, including making the following changes:
   Severance and Change in Control Arrangements with Executive Officers and Clawbacks
The objective of our severance and change in control arrangements is to provide fair and reasonable severance that will also serve as a retention incentive for those impacted by a change in control or similar transactions. We believe that these protections help the Company attract and retain highly talented executive officers.
Severance Arrangements Outside of a Change in Control
Our SVP and Above Standard Severance Plan, as amended and restated (the “Standard Severance Plan”), together with the award agreements for our various forms of equity awards, cover officers employed as a senior vice president or in a more senior position, and generally provide severance protection outside of a change in control period if a participant is terminated without cause and signs and does not revoke a waiver of claims against the Company. Messrs. Iannone, Priest, Boone and Garcia and Ms. Loeger participate in the Standard

54   2024 Proxy Statement
Severance Plan. For Mr. Iannone, the Standard Severance Plan also covers his resignation for good reason and provides enhanced benefits for the role of CEO. Additional termination benefits in connection with our NEOs’ PBSO awards are also provided upon a qualifying termination under the Standard Severance Plan or upon the officer’s death or disability.
Severance Arrangements in Connection with a Change in Control
The Company has not entered into any arrangements with any of its NEOs to provide “single trigger” severance payments upon a change in control. The Company’s equity incentive plans generally provide for the acceleration of vesting of awards granted under the plans upon a change in control only if the acquiring entity does not agree to assume or continue the awards. These provisions generally apply to all holders of awards under the equity incentive plans.
The Company’s Change in Control Severance Plan for Key Employees, as amended and restated (the “Change in Control Severance Plan”), together with the award agreements for our various forms of equity awards, provide severance protection for executives at the level of VP or in a more senior position in connection with a change in control if a participant is terminated without cause or resigns for good reason and signs and does not revoke a waiver of claims against the Company. Messrs. Iannone, Priest, Boone and Garcia and Ms. Loeger participate in the Change in Control Severance Plan. Certain payments under the Change in Control Severance Plan are reduced by any similar severance payments made under the Company’s other severance plan or agreement, including the Standard Severance Plan. Additional termination benefits in connection with our NEOs’ PBSO awards are also provided upon a change in control.
Please see “Executive Compensation Tables—Potential Payments Upon Termination or Change in Control” below for further information regarding the Standard Severance Plan, the Change in Control Severance Plan, and other termination protections described in this “Severance and Change in Control Arrangements with Executive Officers and Clawbacks” section.
Clawbacks
In 2014, the CHCC adopted a clawback policy that covers each officer employed as a Vice President or in a more senior position and applies to incentive compensation, which includes any cash incentive award, equity award, or equity-based award paid or awarded to any covered employee during the period in which he or she is designated as a covered employee. For all covered employees, the occurrence of either of the following events is covered: (a) an action or omission by the covered employee that constitutes a material violation of the Company’s Code of Business Conduct and Ethics or (b) an action or omission by the covered employee that results in material financial or reputational harm to the Company. In addition, for covered employees that are employed as a Senior Vice President or in a more senior position or a Vice President who is a member of the finance function, the following event is also covered: a material restatement of all or a portion of the Company’s financial statements that is the result of a supervisory or other failure by the covered employee.
Under the clawback policy, the CHCC has the authority and discretion to determine whether an event covered by the policy has occurred and, depending on the facts and circumstances, may (but need not) require the full or partial forfeiture and/or repayment of any incentive compensation covered by the policy that was paid or awarded to a covered employee. The forfeiture and/or repayment may include all or any portion of the following:
•
Any incentive compensation that is greater than the amount that would have been paid to the covered employee had the covered event been known;

•
Any outstanding or unpaid incentive compensation, whether vested or unvested, that was awarded to the covered employee; and

•
Any incentive compensation that was paid to or received by the covered employee (including gains realized through the exercise of stock options) during the twelve-month period preceding the date on which the Company had actual knowledge of the covered event or the full impact of the covered event was known, or such longer period of time as may be required by any applicable statute or government regulation.

Additionally, in 2023 the CHCC adopted a supplemental clawback policy, effective as of December 1, 2023, that complies with the new SEC rules under the Dodd-Frank Act and the applicable Nasdaq listing rules. The supplemental clawback policy covers our “executive officers,” as defined in Section 16 of the Exchange Act (including each of our NEOs), and generally requires (subject to certain exceptions) that the Company claw back certain incentive-based compensation erroneously awarded as a result of financial restatements and includes both “material restatements” and “little r” restatements (restatements of financials for a prior period to correct an error that would otherwise result in a material misstatement in the current period, even though the error is immaterial as to financials of the past period when it was reported). The supplemental clawback policy is filed with the SEC as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

2024 Proxy Statement   55
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee reviews and approves Company compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation and Human Capital Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. Based upon the review and discussions referred to above, the Compensation and Human Capital Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and eBay’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Compensation and Human Capital Committee

Adriane M. Brown (Chair)	Logan D. Green	Paul S. Pressler

56   2024 Proxy Statement
Executive Compensation Tables
2023 Summary Compensation Table
The following table, footnotes, and narrative summarize the total compensation earned by each of our NEOs for the fiscal year ended December 31, 2023 and, to the extent required under the SEC executive compensation disclosure rules, the fiscal years ended December 31, 2022 and 2021.
NAME AND PRINCIPAL POSITION (a)	YEAR (b)	SALARY ($) (c)	BONUS ($) (d)	STOCK AWARDS ($) (e)	OPTION AWARDS ($) (f)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (g)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($) (h)	ALL OTHER COMPENSATION ($) (i)	TOTAL ($)
Jamie Iannone President and Chief Executive Officer (“CEO”)	2023	1,000,000	—	12,904,448	4,141,196	3,330,000	—	185,025	21,560,669
	2022	1,000,000	—	10,103,040	3,747,722	1,722,000	—	377,563	16,950,325
	2021	1,000,000	1,500,000	15,000,111	—	4,050,000	—	134,991	21,685,102
Steve Priest Senior Vice President, Chief Financial Officer (“CFO”)	2023	800,000	—	4,979,143	1,577,614	1,320,000	—	50,327	8,727,085
	2022	788,462	1,750,000	4,209,628	1,561,565	662,308	—	433,958	9,405,920
	2021	389,423	2,250,000	9,832,329	—	817,789	—	238,433	13,527,975
Cornelius Boone Senior Vice President, Chief People Officer	2023	675,000	380,000	3,064,104	986,006	842,906	—	26,566	5,974,582
	2022	668,077	830,000	2,357,411	874,473	431,411	—	180,738	5,342,110
	2021	582,981	2,300,000	6,508,553	—	767,349	—	171,611	10,330,494
Julie Loeger Senior Vice President, Chief Growth Officer	2023	700,000	500,000	3,805,581	1,232,517	905,625	—	27,665	7,171,388
	2022	688,462	800,000	2,806,419	1,041,077	487,947	—	167,431	5,991,336
	2021	625,000	1,250,000	7,223,993	—	984,375	—	216,984	10,300,352
Eddie Garcia Senior Vice President, Chief Product Officer	2023	675,000	2,250,000	3,918,664	1,232,517	842,906	—	19,050	8,938,137
	2022	467,308	2,666,500	6,560,035	1,030,789	294,404	—	2,484	11,021,520

(1)
Mr. Garcia became an NEO in fiscal 2022.

Bonus (Column (d))
Mr. Boone received a new-hire transition payment of $380,000, made in part to offset equity compensation forgone when he left his prior employer, and which was subject to partial repayment if he had left the Company prior to the third anniversary of his start date.
Ms. Loeger received a new-hire transition payment of $500,000, made in part to offset equity compensation forgone when she left her prior employer to join eBay.
Mr. Garcia received a new-hire transition payment of $2,250,000, made in part to offset equity compensation forgone when he left his prior employer to join eBay, and which is subject to partial repayment if he leaves prior to the second anniversary of such payment.
Stock Awards (Column (e))
The amounts reported in the Stock Awards column represent the aggregate grant date fair value of RSUs and PBRSUs granted to each of our NEOs in each of the applicable years, calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The grant date fair value of RSUs is determined using the fair value of our common stock on the date of grant, and the grant date fair value of PBRSUs is calculated based on the fair value of our common stock on the date of grant and the probable outcome of the performance measures for the applicable performance period as of the date on which the PBRSUs are granted. This grant date fair value for PBRSUs is different from (and lower than) the maximum value set forth below. Additionally, because the PBRSUs granted in 2023 are comprised of three one-year performance metrics, only one-third of the shares underlying these PBRSU awards were treated as granted in 2023 for accounting purposes. Similarly, one-third of the shares underlying the PBRSUs actually granted in 2022 were treated as granted in 2023 for accounting purposes. The equity incentive awards included in this column were all awarded under the Company’s Equity Incentive Award Plan, as amended and restated.
RSUs: RSU awards were granted to our NEOs in connection with the Company’s annual equity grant on April 1, 2023 with a grant date value of $8,282,415 for Mr. Iannone, $3,155,239 for Mr. Priest, $1,972,025 for Mr. Boone, $2,465,020 for Ms. Loeger and $2,465,020 for Mr. Garcia.
PBRSUs: PBRSUs provide an opportunity for our NEOs to earn RSUs if the performance measures for a particular time period—in this case 36 months—are met. For a description of the performance measures for the 2022-2024 and 2023-2025 PBRSU awards, see “—2023 Compensation Design and Determinations—2023 Long-Term Equity Incentive Awards—PBRSU Program—Performance Measures and Rationale” above.
For 2023, the portions of the 2022-2024 PBRSU awards that were treated as granted for accounting purposes on January 1, 2023 had a grant date value of $1,767,242 for Mr. Iannone, $736,364 for Mr. Priest, $412,367 for Mr. Boone, $490,910 for Ms. Loeger and $603,993 for Mr. Garcia.

2024 Proxy Statement   57
For 2023, the portions of the 2023-2025 PBRSU awards that were treated as granted for accounting purposes on April 1, 2023 had a grant date value of $2,854,791 for Mr. Iannone, $1,087,540 for Mr. Priest, $679,712 for Mr. Boone, $849,652 for Ms. Loeger and $849,652 for Mr. Garcia.
Assuming the highest level of performance is achieved under the applicable performance measures for the portions of the 2022-2024 and 2023-2025 PBRSU awards that were treated as granted for accounting purposes in 2023, the maximum possible value of such portion of these PBRSU awards allocated to our NEOs using the fair value of our common stock on the date that such awards were granted for accounting purposes is presented below:
NAME	MAXIMUM VALUE OF PBRSUs (AS OF GRANT DATE)
Mr. Iannone	$12,078,643
Mr. Priest	$4,771,511
Mr. Boone	$2,853,218
Ms. Loeger	$3,500,395
Mr. Garcia	$3,805,136
The value that our NEOs received in 2023 from the vesting of stock awards is reflected in the “2023 Option Exercises and Stock Vested” table below. Additional information on all outstanding stock awards as of December 31, 2023 is reflected in the “2023 Outstanding Equity Awards at Fiscal Year-End” table below.
Option Awards (Column (f))
The grant date fair value of PBSOs was calculated using the Black-Scholes option pricing model. The determination of fair value of PBSOs on the date of grant using an option-pricing model is affected by our stock price as well as assumptions regarding a number of additional variables including expected life, expected volatility, risk-free interest rate and dividend yield. For 2023, our computation of expected volatility was based on a combination of historical and market-based implied volatility from traded options on our stock. Our computation of expected life was determined using the simplified approach in which the expected term is based on the midpoint between the vesting date and the expiration date of the award, given the insufficient historical data relating to stock option exercises. The risk-free interest rate is based on the yields of U.S. Treasury securities with maturities commensurate with the expected life of the awards. The dividend yield assumption is based on our history and current expectations of dividend payouts. The weighted-average assumptions calculated for 2023 are as follows: expected life of 6.3 years, expected volatility of 32%, risk-free interest rate of 3.5%, and dividend yield of 2.2%.
PBSO awards provide an opportunity for our NEOs to earn stock options if certain performance measures are met within a 36-month period, subject to time-based vesting over the same period. For a description of the performance measures for the 2023-2025 PBSO awards, see “—2023 Compensation Design and Determinations—2023 Long-Term Equity Incentive Awards—PBSO Program—Performance Measures and Rationale” above.
For 2023, PBSO awards were granted to our NEOs in connection with the Company’s annual equity grant on April 1, 2023 with a grant date value of $4,141,196 for Mr. Iannone, $1,577,614 for Mr. Priest, $986,006 for Mr. Boone, $1,232,517 for Ms. Loeger and $1,232,517 for Mr. Garcia.
Assuming the highest level of performance is achieved under the applicable performance measures for the 2023-2025 PBSO awards, the maximum possible value of the PBSO awards allocated to our NEOs using the fair value of our common stock on the date that such awards were granted is presented below.
NAME	MAXIMUM VALUE OF PBSOs (AS OF GRANT DATE)
Mr. Iannone	$8,355,672
Mr. Priest	$3,183,119
Mr. Boone	$1,989,446
Ms. Loeger	$2,486,817
Mr. Garcia	$2,486,817
The value that our NEOs received in 2023 from the exercise of previously granted stock options is reflected in the “2023 Option Exercises and Stock Vested” table below. Additional information on all outstanding option awards as of December 31, 2023 is reflected in the “2023 Outstanding Equity Awards at Fiscal Year-End” table below.
Non-Equity Incentive Plan Compensation (Column (g))
The amounts reported in the Non-Equity Incentive Plan Compensation column represent amounts earned by each of our NEOs under the eIP for services they rendered in each of the applicable years. See “—2023 Compensation Design and Determinations—2023 Annual Cash Incentive Awards” above for more information.

58   2024 Proxy Statement
All Other Compensation (Column (i))
The amounts reported in the All Other Compensation column reflect:
a)
An amount of $13,200 for Messrs. Iannone, Priest, Boone and Garcia and Ms. Loeger representing the maximum matching contributions made by the Company to the Company’s 401(k) savings plan for the benefit of such NEOs, which also is the same maximum amount applicable to each participating employee for 2023.

b)
An amount for Mr. Iannone, which represents personal security benefits provided in accordance with the recommendations of an independent third-party security risk study and includes: (1) $148,737 for personal airplane use, consisting of the aggregate incremental cost to the Company, including, primarily, fuel and engine maintenance costs (with no incremental costs when Mr. Iannone was accompanied by guests), and (2) $23,087 for security and IT support, based on the incremental cost paid to outside service providers.

c)
An amount for Messrs. Priest, Boone and Garcia and Ms. Loeger of $12,200, $1,000, $5,850 and $1,000, respectively, which reflects the amount the Company paid to the applicable outside security and IT support providers for this support.

d)
An amount for Messrs. Priest and Boone and Ms. Loeger of relocation benefits of $24,927, $12,366 and $13,465, respectively. These relocation benefits are valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid to the applicable service provider, in addition to related tax gross-up payments made to these NEOs in respect of the imputed income associated with such benefits.

2024 Proxy Statement   59
2023 Grants of Plan-Based Awards
The following table, footnotes, and narrative set forth certain information regarding grants of plan-based awards to each of our NEOs for the fiscal year ended December 31, 2023.
	APPROVAL DATE (b)	GRANT DATE (c)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(j)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/Sh)(l)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(m)
NAME (a)			THRESHOLD ($)(d)	TARGET ($)(e)	MAXIMUM ($)(f)	THRESHOLD (#)(g)	TARGET (#)(h)	MAXIMUM (#)(i)
Mr. Iannone
eIP—Company Performance	N/A	N/A	750,000	1,500,000	3,300,000	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	500,000	1,200,000	—	—	—	—	—	—
PBSO (2023-2025 Perf. Period)	3/30/2023	4/1/2023	—	—	—	160,105	320,210	640,420	—	44.37	4,141,196
PBRSUs (2022-2024 Performance Period)	3/31/2022	1/1/2023	—	—	—	15,655	43,336	114,840	—	—	1,767,242
PBRSUs (2023-2025 Performance Period)	3/30/2023	4/1/2023	—	—	—	22,478	62,223	164,891	—	—	2,854,791
RSUs	3/30/2023	4/1/2023	—	—	—	—	—	—	186,667	—	8,282,415
Mr. Priest
eIP—Company Performance	N/A	N/A	300,000	600,000	1,320,000	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	200,000	480,000	—	—	—	—	—	—
PBSO (2023-2025 Perf. Period)	3/30/2023	4/1/2023	—	—	—	60,993	121,986	243,970	—	44.37	1,577,614
PBRSUs (2022-2024 Performance Period)	3/31/2022	1/1/2023	—	—	—	6,523	18,057	47,851	—	—	736,364
PBRSUs (2023-2025 Performance Period)	3/30/2023	4/1/2023	—	—	—	8,563	23,704	62,816	—	—	1,087,540
RSUs	3/30/2023	4/1/2023	—	—	—	—	—	—	71,112	—	3,155,239
Mr. Boone
eIP—Company Performance	N/A	N/A	189,844	379,687	835,312	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	126,562	303,750	—	—	—	—	—	—
PBSO (2023-2025 Perf. Period)	3/30/2023	4/1/2023	—	—	—	38,121	76,241	152,481	—	44.37	986,006
PBRSUs (2022-2024 Performance Period)	3/31/2022	1/1/2023	—	—	—	3,653	10,112	26,797	—	—	412,367
PBRSUs (2023-2025 Performance Period)	3/30/2023	4/1/2023	—	—	—	5,352	14,815	39,260	—	—	679,712
RSUs	3/30/2023	4/1/2023	—	—	—	—	—	—	44,445	—	1,972,025
Ms. Loeger
eIP—Company Performance	N/A	N/A	196,875	393,750	866,250	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	131,250	315,000	—	—	—	—	—	—
PBSO (2023-2025 Perf. Period)	3/30/2023	4/1/2023	—	—	—	47,651	95,302	190,602	—	44.37	1,232,517
PBRSUs (2022-2024 Performance Period)	3/31/2022	1/1/2023	—	—	—	4,349	12,038	31,901	—	—	490,910
PBRSUs (2023-2025 Performance Period)	3/30/2023	4/1/2023	—	—	—	6,690	18,519	49,075	—	—	849,652
RSUs	3/30/2023	4/1/2023	—	—	—	—	—	—	55,556	—	2,465,020
Mr. Garcia
eIP—Company Performance	N/A	N/A	189,844	379,687	835,312	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	126,562	303,750	—	—	—	—	—	—
PBSO (2023-2025 Perf. Period)	3/30/2023	4/1/2023	—	—	—	47,651	95,302	190,602	—	44.37	1,232,517
PBRSUs (2022-2024 Performance Period)	3/31/2022	1/1/2023	—	—	—	5,350	14,811	39,249	—	—	603,993
PBRSUs (2023-2025 Performance Period)	3/30/2023	4/1/2023	—	—	—	6,690	18,519	49,075	—	—	849,652
RSUs	3/30/2023	4/1/2023	—	—	—	—	—	—	55,556	—	2,465,020

60   2024 Proxy Statement
Estimated Future Payouts Under Non-Equity Incentive Plan Awards (eIP) (Columns (d), (e), and (f))
The amounts reported under these columns relate to the possible awards under the eIP. In 2023, the total annual target incentive amounts under the eIP for the NEOs were as follows:
Mr. Iannone	$2,000,000
Mr. Priest	$800,000
Mr. Boone	$506,250
Ms. Loeger	$525,000
Mr. Garcia	$506,250
The total 2023 annual target incentive amounts under the annual cash incentive plan for the NEOs were allocated 75% to Company performance and 25% to individual performance. No payment occurs for the individual performance component of the annual cash incentive plan unless the minimum thresholds for both FX-neutral revenue and non-GAAP net income are achieved; for 2023, both these Company performance thresholds were achieved.
Actual payouts to our NEOs under the annual cash incentive plan for the fiscal year ended December 31, 2023 are reflected in the “Non-Equity Incentive Plan Compensation” column in the “2023 Summary Compensation Table” above.
eIP—Company Performance: The amounts shown in the rows entitled “eIP—Company Performance” reflect potential payouts for the fiscal year ended December 31, 2023 under the eIP for the portion of the award payable based on the Company’s performance, as follows:
•
Threshold: The amounts shown in this column reflect the minimum payment levels if the minimum FX-neutral revenue and non-GAAP net income thresholds are achieved, which are 50% of the amounts shown under the Target column.

•
Target: The amounts shown in this column reflect the target payment levels if target non-GAAP net income is achieved.

•
Maximum: The amounts shown in this column represent the maximum amounts payable based on Company performance (including the maximum CSAT kicker), which are 220% of the amounts shown under the Target column.

eIP—Individual Performance: The amounts shown in the rows entitled “eIP—Individual Performance” reflect potential payouts for the fiscal year ended December 31, 2023 under the eIP for the portion of the award payable based on individual performance, as follows:
•
Threshold: Although there are no thresholds under the eIP for individual performance, there is no payout for individual performance unless the minimum thresholds for both Company-wide FX-neutral revenue and non-GAAP net income are achieved.

•
Target: The amounts shown in this column reflect 100% of the target award for individual performance.

•
Maximum: The amounts shown in this column are 240% of the amounts shown under the Target column.

In years when the Company’s financial performance is above its threshold, a modifier is applied to the individual performance component to reduce or increase it proportionately based on the Company financial performance component relative to target, in a range of 80%-120%. See “—2023 Compensation Design and Determinations—2023 Annual Cash Incentive Awards” above.
Estimated Future Payouts Under Equity Incentive Plan Awards (PBSOs and PBRSUs) (Columns (g), (h), and (i))
PBSOs
The amounts shown reflect potential payouts of PBSOs for the 2023-2025 performance period, as follows:
•
Threshold: The amounts shown in this column reflect the awards if the first Payments and Advertising performance goal is achieved and are 50% of the amounts shown under the Target column.

•
Target: The amounts shown in this column reflect the awards if target performance is achieved and the first two Payments and Advertising performance goals are achieved.

•
Maximum: The amounts shown in this column reflect the awards if maximum performance is achieved and all four Payments and Advertising goals are achieved and are 200% of the amounts shown under the Target column.

For further discussion of the PBSOs, including their vesting schedules, see “—2023 Compensation Design and Determinations—2023 Long-Term Equity Incentive Awards—PBSO Program” above.

2024 Proxy Statement   61
PBRSUs
The amounts shown reflect potential payouts of the respective portions of the 2022-2024 PBRSUs and 2023-2025 PBRSUs that were treated as granted for accounting purposes in 2023, as follows:
•
Threshold: The amounts shown in this column reflect the awards if the minimum FX-neutral revenue and non-GAAP operating margin dollar thresholds are achieved and each of the lowest return on invested capital modifier and the lowest total shareholder return modifier is applied, respectively, and are 36% of the amounts shown under the Target column.

•
Target: The amounts shown in this column reflect the awards if the target FX-neutral revenue and non-GAAP operating margin dollar amounts are achieved, and each of the target return on invested capital modifier and the target total shareholder return modifier, is applied, respectively.

•
Maximum: The amounts shown in this column reflect the awards if the maximum FX-neutral revenue and non-GAAP operating margin dollar amounts are achieved and each of the maximum return on invested capital modifier and the maximum total shareholder return modifier, is applied, respectively, and are 265% of the amounts shown under the Target column.

For further discussion of the PBRSUs, including their vesting schedules, see “—2023 Compensation Design and Determinations—2023 Long-Term Equity Incentive Awards—PBRSU Program” above.
All Other Stock Awards: Number of Shares or Stock Units (RSUs) (Column (j))
The awards reflect the number of RSUs on the grant date. RSU awards granted to our NEOs in 2023 vest quarterly over a four-year period beginning on June 15, 2023, subject to continued employment.
Grant Date Fair Value (Column (m))
The grant date fair value of each RSU award was calculated using the fair value of our common stock on the date of grant. The grant date fair value of PBRSUs was calculated based on the fair value of our common stock on the date of grant and the probable outcome of applicable performance measures as of the date on which the awards were granted for accounting purposes.
The grant date fair value of PBSOs was calculated using the Black-Scholes option pricing model. The determination of fair value of PBSOs on the date of grant using an option-pricing model is affected by our stock price as well as assumptions regarding a number of additional variables including expected life, expected volatility, risk-free interest rate and dividend yield. For 2023, our computation of expected volatility was based on a combination of historical and market-based implied volatility from traded options on our stock. Our computation of expected life was determined using the simplified approach in which the expected term is based on the midpoint between the vesting date and the expiration date of the award, given the insufficient historical data relating to stock option exercises. The risk-free interest rate is based on the yields of U.S. Treasury securities with maturities commensurate with the expected life of the awards. The dividend yield assumption is based on our history and current expectations of dividend payouts. The weighted-average assumptions calculated for 2023 are as follows: expected life of 6.3 years, expected volatility of 32%, risk-free interest rate of 3.5%, and dividend yield of 2.2%.

62   2024 Proxy Statement
2023 Outstanding Equity Awards at Fiscal Year-End
The following table and footnotes set forth certain information regarding outstanding equity awards for each of our NEOs as of December 31, 2023.
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)(2)	OPTION EXERCISE PRICE ($)	OPTION GRANT DATE	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	STOCK GRANT DATE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(4)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(3)
Mr. Iannone							109,809(5)	4,789,869	4/1/2021
							15,183(7)	662,282	5/7/2020
							29,710(8)	1,295,950	4/1/2021
							73,130(9)	3,189,931	4/1/2022
							151,667(10)	6,615,715	4/1/2023
									4/1/2022	344,524	15,028,130
									4/1/2023	494,668	21,577,399
	—	222,946(11)	111,471	57.71	4/1/2022	4/1/2032
	—	320,210(12)	160,105	44.37	4/1/2023	4/1/2033
Mr. Priest							46,666(5)	2,035,571	7/15/2021
							17,677(13)	771,071	7/15/2021
							30,471(9)	1,329,145	4/1/2022
							57,779(10)	2,520,320	4/1/2023
									4/1/2022	143,553	6,261,788
									4/1/2023	188,447	8,220,049
	—	92,895(11)	46,446	57.71	4/1/2022	4/1/2032
	—	121,986(12)	60,992	44.37	4/1/2023	4/1/2033
Mr. Boone							18,756(6)	818,137	4/1/2021
							10,150(14)	442,743	3/15/2021
							9,101(15)	396,986	4/1/2022
							36,112(10)	1,575,205	4/1/2023
									4/1/2022	80,390	3,506,629
									4/1/2023	117,779	5,137,531
	—	52,021(11)	26,010	57.71	4/1/2022	4/1/2032
		76,241(12)	38,120	44.37	4/1/2023	4/1/2033
Ms. Loeger							8,185(16)	357,030	2/15/2021
							15,347(16)	669,436	2/15/2021
							15,125(6)	659,753	4/1/2021
							10,834(15)	472,579	4/1/2022
							45,139(10)	1,968,963	4/1/2023
									4/1/2022	95,702	4,174,526
									4/1/2023	147,223	6,421,885
	—	61,932(11)	30,963	57.71	4/1/2022	4/1/2032
	—	95,302(12)	47,650	44.37	4/1/2023	4/1/2033
Mr. Garcia							27,771(17)	1,211,371	5/15/2022
							40,394(18)	1,761,986	5/15/2022
							45,139(10)	1,968,963	4/1/2023
									5/15/2022	117,750	5,136,259
									4/1/2023	147,223	6,421,885
	—	73,549(11)	36,774	46.65	5/15/2022	5/15/2032
	—	95,302(12)	47,650	44.37	4/1/2023	4/1/2033

(1)
In accordance with the SEC executive compensation disclosure rules, represents the PBSOs earned at the target performance level (achievement of the second performance goal) under each of the 2022-2024 and 2023-2025 PBSO awards.

(2)
In accordance with the SEC executive compensation disclosure rules, represents the estimated future award of PBSOs at the achievement of the third performance goal under each of the 2022-2024 and 2023-2025 PBSO awards.

(3)
Market Value is calculated based on a price per share of $43.62, which was the closing price of our common stock on December 29, 2023.

(4)
In accordance with the SEC executive compensation disclosure rules, except as otherwise noted, represents the estimated number of PBRSUs that would be earned at the maximum performance level under each of the 2022-2024 and 2023-2025 PBRSU awards. 100% of any earned 2022-2024 PBRSUs will vest on March 15, 2025, and 100% of any earned 2023-2025 PBRSUs will vest on March 15, 2026.

(5)
Earned in connection with achievement of the 2021-2022 PBRSU performance period, with 100% vesting on March 15, 2024.

(6)
Earned in connection with achievement of the 2021-2022 PBRSU performance period, with 50% vesting on March 15, 2023, and 50% vesting on March 15, 2024.

2024 Proxy Statement   63
(7)
RSUs granted in 2020, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on May 7, 2024.

(8)
RSUs granted in 2021, vesting over four years with 6.25% vesting quarterly, with final vest on March 15, 2025.

(9)
RSUs granted in 2022, vesting over four years with 6.25% vesting quarterly, with final vest on March 15, 2026.

(10)
RSUs granted in 2023, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on March 15, 2027.

(11)
Earned in connection with achievement of performance goals under the 2022-2024 PBSO awards, with time-based vesting over three years, with 66.7% vesting on March 15, 2024 and 33.3% vesting on March 15, 2025.

(12)
Earned in connection with achievement of performance goals under the 2023-2025 PBSO awards, with time-based vesting over three years, with 33.3% vesting on March 15, 2024 and 33.3% vesting annually thereafter, with final vest on March 15, 2026.

(13)
RSUs granted in 2021, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on July 15, 2025.

(14)
RSUs granted in 2021, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on March 15, 2025.

(15)
RSUs granted in 2022, vesting over three years with 10% vesting quarterly in the first two years and 5% vesting quarterly in the final year, with final vest on March 15, 2025.

(16)
RSUs granted in 2021, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on February 15, 2025.

(17)
RSUs granted in 2022, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on May 15, 2026.

(18)
RSUs granted in 2022, vesting over three years with 33% vesting on the first anniversary of the grant date and 8.33% vesting quarterly thereafter, with final vest on May 15, 2025.

2023 Option Exercises and Stock Vested
The following table and footnotes set forth the number of shares acquired and the value realized upon exercise of stock options and the vesting of RSUs and PBRSUs for each of our NEOs for the fiscal year ended December 31, 2023.
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
Mr. Iannone	—	—	592,671	24,724,539
Mr. Priest	—	—	58,620	2,627,293
Mr. Boone	—	—	60,877	2,558,882
Ms. Loeger	—	—	58,814	2,541,578
Mr. Garcia	—	—	67,475	2,975,510

(1)
Value realized on vesting of stock awards is based on the fair market value of our common stock on the vesting date and does not reflect actual proceeds received.

Potential Payments Upon Termination or Change in Control
The following table, footnotes, and narrative set forth our payment obligations pursuant to the compensation arrangements for our NEOs, under the circumstances described below, assuming that their employment was terminated or a change in control occurred on December 31, 2023.
NAME	VOLUNTARY TERMINATION ($)(a)	CHANGE IN CONTROL ($)(b)	INVOLUNTARY TERMINATION OUTSIDE OF A CHANGE IN CONTROL ($)(c)(1)(2)	INVOLUNTARY TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL ($)(d)(1) (2)	DEATH OR DISABILITY ($)(e)(2)
Mr. Iannone	—	—	36,154,374	41,716,429	30,634,678
Mr. Priest	—	—	12,786,380	17,498,747	12,250,535
Mr. Boone	—	—	7,183,630	10,178,318	6,608,715
Ms. Loeger	—	—	8,477,073	12,140,574	8,269,740
Mr. Garcia	—	—	8,556,355	13,257,457	9,231,053

(1)
With respect to Mr. Iannone, an involuntary termination includes a termination without cause or resignation for good reason. With respect to Mr. Priest, Mr. Boone, Ms. Loeger, and Mr. Garcia, under the Standard Severance Plan, an involuntary termination includes only a termination without cause, and under the Change in Control Severance Plan, an involuntary termination in connection with a change in control includes termination without cause or resignation for good reason.

(2)
For each NEO, equity elements were calculated using the following assumptions:

The values for RSUs were calculated by multiplying the number of unvested RSUs held by the applicable NEO and subject to acceleration, by the closing price per share of our common stock on December 29, 2023, which was $43.62.

64   2024 Proxy Statement
The values for PBRSUs were calculated based on target share payout amounts for ongoing performance periods for unvested PBRSUs held by the applicable NEO, except that, in cases where the performance period has ended, the final expected payout was used. This number of unvested PBRSUs (adjusted based on the expected payout) was then multiplied by the closing price per share of our common stock on December 29, 2023, which was $43.62.
No value was included for the PBSOs held by the NEOs, as the closing price per share of our common stock on December 29, 2023 was less than the exercise price per share for each of the outstanding PBSOs. Please refer to the “2023 Outstanding Equity Awards at Fiscal Year-End” table above for the number of outstanding options held by each of our NEOs for which no value was attributed in this table.
Voluntary Termination (Column (a))
The Company does not pay severance benefits upon voluntary termination.
Change in Control (Column (b))
The Company has not entered into any arrangements with any of its executive officers to provide “single trigger” payments upon a change in control.
The Company’s equity incentive plans generally provide for the acceleration of vesting of awards granted under the plans upon a change in control only if the acquiring entity does not agree to convert, assume, or replace the awards. These provisions generally apply to all holders of awards under the equity incentive plans and do not provide for a “single-trigger” benefit.
The amounts reported in the Change in Control column assume that, in a change in control transaction, the successor entity would convert, assume, or replace outstanding equity awards. If the successor entity does not convert, assume, or replace any outstanding equity awards and all the unvested and outstanding awards are fully accelerated upon a change in control, the aggregate value of accelerated vesting of such awards (including dividend equivalents for equity awards other than PBSOs) to each of the NEOs that were executive officers of the Company as of December 31, 2023, for PBRSUs, calculated based on target share payout amounts for ongoing performance periods and final expected payout amounts for completed performance periods, and for all unvested and outstanding equity awards, calculated based on the closing price of our common stock on December 29, 2023, would be as follows:
NAME	ACCELERATION VALUE OF ALL OUTSTANDING EQUITY AWARDS AS OF 12/31/23 ($)
Mr. Iannone	33,590,902
Mr. Priest	13,373,221
Mr. Boone	7,224,970
Ms. Loeger	9,040,047
Mr. Garcia	10,252,891
Involuntary Termination outside of a Change in Control (Column (c))
The Standard Severance Plan, which covers officers employed as a senior vice president or in a more senior position, provides severance protection outside of a change in control period if a participant is terminated without cause (or resigns for good reason for Mr. Iannone) and signs and does not revoke a waiver of claims against the Company. Messrs. Iannone, Priest, Boone and Garcia and Ms. Loeger participate in the Standard Severance Plan. Additional termination benefits in connection with our NEOs’ PBSO awards are also provided upon a qualifying termination under the Standard Severance Plan.

2024 Proxy Statement   65
The following table describes the severance benefits (other than certain accrued benefits which are paid (such as earned but unpaid bonuses, payment of unreimbursed expenses, etc.)) that each of our NEOs would receive if terminated outside of a change in control.
		STANDARD SEVERANCE PLAN PARTICIPANTS	CFO	CEO
Cash Elements	Salary and Target Cash Incentive	1x salary and 1x target cash incentive award under the eIP		2x salary and 2x target cash incentive award under the eIP
	eIP(1)	Prorated payment for year in which termination occurs
	Health Premium	A payment to cover 12 months of health coverage		A payment to cover 24 months of health coverage
	New-Hire “Make-Good” Payments(2)	Payment of any unpaid new-hire “Make-Good” payments
Equity Elements	RSUs(3)	100% acceleration of awards that would have otherwise vested within 12 months of termination date(4)
PBRSUs(3)
Pro rata payout (on original vesting date) to be calculated based on actual Company performance multiplied by portion of performance period for which Participant was employed (plus an additional 12 months)(5)
			Same as Standard Service Plan, except added portion includes 18 months (instead of 12)(5)	Same as Standard Service Plan, except added portion includes 24 months (instead of 12)(5)
	PBSOs	100% acceleration of awards that would have otherwise vested within 12 months of termination date	100% acceleration of awards that would have otherwise vested within 18 months of termination date	100% acceleration of awards that would have otherwise vested within 24 months of termination date

(1)
Based on actual performance with respect to the Company performance element for the full year and target performance with respect to the individual performance element.

(2)
A lump sum amount, if any, to be paid to the individual in connection with their offer of employment with the Company.

(3)
Includes a lump sum amount equal to the dividend equivalents that have already accrued and would have vested in connection with applicable shares.

(4)
The Company can elect to pay cash in lieu of accelerated vesting. The cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to their termination date.

(5)
The Company can elect to pay cash in lieu of accelerated vesting. The cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to the original vesting date.

Involuntary Termination in Connection with a Change in Control (Column (d))
The Company has not entered into any arrangements with any of its executive officers to provide “single trigger” severance payments upon a change in control.
The equity incentive plans generally provide for the acceleration of vesting of awards granted under the plans upon a change in control only if the acquiring entity does not agree to assume or continue the awards. These provisions generally apply to all holders of awards under the equity incentive plans.
The Change in Control Severance Plan provides severance protection for executives at the level of Vice President or in a more senior position in connection with a change in control if a participant is terminated without cause or resigns for good reason and signs and does not revoke a waiver of claims against the Company. Certain payments under the Change in Control Severance Plan are reduced by any similar severance payments made under the Company’s other severance plan or agreement, including the Standard Severance Plan. Messrs. Iannone, Priest, Boone and Garcia and Ms. Loeger participate in the Change in Control Severance Plan. Additional termination benefits in connection with our NEOs’ PBSO awards are also provided upon a change in control for PBSOs.
If any payments or benefits provided for under the Change in Control Severance Plan or otherwise payable to the participant exceeds the greatest amount of payments and benefits that could be paid or provided to the participant without giving rise to any liability for any excise tax imposed by Section 4999 of the Code, the participant will receive either full payment of such payments and benefits and pay the excise tax or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. The Change in Control Severance Plan does not require us to provide any tax gross-up payments to the participants.

66   2024 Proxy Statement
The following table describes the severance benefits that each of our NEOs would receive if they are terminated in connection with a change in control.
NEOS
Cash Elements	Salary and Target Cash Incentive	2x salary and 2x target cash incentive award under the eIP
	eIP(1)	Prorated payment for year in which termination occurs
	Health Premium	A payment to cover 24 months of health coverage
	New-Hire “Make-Good” Payments(2)	Payment of any unpaid new-hire “Make-Good” payments
Equity Elements	RSUs(3)	100% acceleration of awards(4)
	PBRSUs(3)	100% acceleration of awards deemed earned(4)(5)
	PBSOs	100% acceleration of awards deemed earned(6)

(1)
Based on target performance with respect to both the Company performance component and the individual performance component in respect of the fiscal year in which separation occurs.

(2)
A lump sum amount, if any, to be paid to the individual in connection with their offer of employment with the Company.

(3)
includes a lump sum amount equal to the dividend equivalents that have already accrued and would have vested in connection with applicable shares.

(4)
The Company can elect to pay cash in lieu of accelerated vesting. The cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to their termination date.

(5)
Awards deemed earned at the target amount of shares subject to such awards for performance periods for which achievement has not yet been determined.

(6)
Awards deemed earned at the greater of the target number of options and the number of options earned based on performance with respect to any completed annual performance period.

Death or Disability (Column (e))
Pursuant to the Standard Severance Plan, if, outside a change in control, the participant’s employment terminates due to their death or disability (as defined in the Standard Severance Plan) then, for RSUs, the applicable executive will be entitled to receive, within 60 days of their termination date, the full vesting (or payment of cash in lieu of vesting at the election of the Company) of their outstanding and unvested RSU awards that would have otherwise vested within 24 months of the applicable executive’s termination date (where the cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to their termination date), and a lump sum amount equal to the dividend equivalents that have already accrued and would have vested in connection with applicable shares. PBRSUs will be treated in the same manner, except that the limitation to only receive vesting of shares that would have otherwise vested within 24 months of termination will not apply. For PBSOs, the applicable executive will be entitled to receive, within 60 days of their termination date, the full vesting of their outstanding and unvested earned PBSOs, consisting of the number of options actually earned based on performance in any completed performance year, that would have otherwise vested within 24 months for the CEO, 18 months for the CFO, and 12 months for other Standard Severance Plan participants, respectively.
Pursuant to the Change in Control Severance Plan, if, in connection with a change in control, the participant’s employment terminates due to their death or disability (as defined in the Change in Control Severance Plan) then, for all awards other than PBSOs, the applicable executive is entitled to receive, within 60 days of the applicable executive’s termination date, the full vesting (or payment of cash in lieu of vesting at the election of the Company) of all the applicable executive’s outstanding and unvested equity, including the target amount of shares subject to PBRSUs for performance periods for which achievement has not yet been determined (where the cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to their termination date), and a lump sum amount equal to the dividend equivalents that have already accrued and would have vested in connection with applicable shares. For PBSOs, the applicable executive is entitled to receive, within 60 days of the applicable executive’s termination date, the full vesting of the applicable executive’s outstanding and unvested PBSOs that are deemed earned, consisting of the greater of the target number of options and the number of options actually earned based on performance in any completed performance year, that would have otherwise vested within 24 months for the CEO, 18 months for the CFO, and 12 months for other Standard Severance Plan participants, respectively.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, we are providing the following disclosure about the relationship of the median of the annual total compensation of our employees to the annual total compensation of Mr. Iannone, our CEO. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

2024 Proxy Statement   67
To better understand this disclosure, we think it is important to give context to our operations. eBay is a global commerce leader with operations requiring a wide range of talents and roles. As a global organization, we strive to create a competitive total compensation program in the locations we operate. As a result, our compensation program varies by local market in order to allow us to provide a competitive total compensation package.
2023 Ratio Calculation
•
This year, the median employee’s annual total compensation was $160,007.

•
Mr. Iannone’s annual total compensation, as reported in the 2023 Summary Compensation Table, was $21,560,669.

•
Based on this information and the disclosures provided in this section, the ratio of the annual total compensation of Mr. Iannone to the median employee’s annual total compensation is 135:1.

In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2023 Summary Compensation Table with respect to each of the NEOs. For purposes of this disclosure, we converted employee compensation from local currency to U.S. dollars using the exchange rate the Company used for 2023 internal budgeting purposes.
Identification of Median Employee
As permitted by SEC rules, for the past three years, we have used the same median employee because we do not believe there has been a change in our employee population or employee compensation program that would significantly impact the CEO pay ratio disclosure. As required by SEC rules, this year, we are identifying a new median employee using the same methodology as in previous years. To identify our median employee, we elected to use total target direct compensation which we calculated as salary, target bonus and target annual equity awards. We chose this compensation measure because we believe it is the most accurate reflection of pay at eBay.
We selected November 6, 2023 as the date on which to determine our median employee. As of that date, we had approximately 12,400 employees, with approximately 7,600 employees located in the United States and 4,800 employees located outside of the United States. The pay ratio disclosure rules provide an exemption for companies to exclude non-U.S. employees from the median employee calculation in an amount of up to five percent (5%) of the company’s total number of employees, provided that, if a company excludes any non-U.S. employees in a particular jurisdiction it must exclude all non-U.S. employees in that jurisdiction. We applied this de minimis exemption when identifying the median employee by excluding 501 employees in 14 jurisdictions, as set forth below. After taking into account the de minimis exemption, approximately 11,900 employees (or 96% of the population) were considered for identifying the median employee.
Our calculation excluded the following approximate number of employees from the following locations: Belgium (4); Czech Republic (21); France (39); Hong Kong (10); India (96); Italy (71); Japan (158); Luxembourg (35); Malaysia (25); Mexico (9); Russian Federation (1); Singapore (21); Spain (3); and Thailand (8).
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis” above.
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1)	SUMMARY COMPENSATION TABLE TOTAL FOR PRIOR PEO(1)	COMPENSATION ACTUALLY PAID TO PEO(2)	COMPENSATION ACTUALLY PAID TO PRIOR PEO	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(1)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(2)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:(3)		NET INCOME ($M)	COMPANY SELECTED MEASURE: FX- NEUTRAL REVENUE ($M)(4)
							TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN
2023	$21,560,669	N/A	$24,813,140	N/A	$7,702,798	$8,603,146	$129.19	$219.40	$2,767	$10,060
2022	$16,950,325	N/A	$(18,130,627)	N/A	$8,547,469	$673,193	$120.01	$139.00	$(1,269)	$10,115
2021	$21,685,102	N/A	$45,448,713	N/A	$12,005,041	$10,293,743	$188.89	$193.58	$13,608	$10,232
2020	$34,835,839	$42,798,223	$47,240,184	$16,181,647	$8,031,459	$18,418,381	$141.16	$143.89	$5,667	$8,868

(1)
The Principal Executive Officer (“PEO”) and other NEOs (the “Non-PEO NEOs”) for the applicable years were as follows:

•
2023: Mr. Iannone served as our PEO, and Messrs. Priest, Boone and Garcia and Ms. Loeger served as the Non-PEO NEOs.

•
2022: Mr. Iannone served as our PEO, and Messrs. Priest, Boone, Garcia and Thompson and Ms. Loeger served as the Non-PEO NEOs. Mr. Thompson’s employment with the Company terminated on April 29, 2022.

•
2021: Mr. Iannone served as our PEO and Messrs. Priest, Boone, Thompson and Cring and Mses. Loeger and Yetto served as the Non-PEO NEOs. Mr. Cring’s and Ms. Yetto’s employment with the Company terminated on October 15, 2021 and March 16, 2021, respectively.

•
2020: Mr. Iannone served as our PEO, Mr. Schenkel served as our prior PEO, and Messrs. Cring, Lee and Thompson and Mses. Yetto and Jones served as the Non-PEO NEOs. Mr. Schenkel’s and Ms. Jones’s employment with the Company terminated on June 19, 2020 and December 16, 2020, respectively.

68   2024 Proxy Statement
The dollar amounts reported are the amounts of total compensation reported for Mr. Iannone for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)
The 2023 Summary Compensation Table totals reported for our PEO and the average of the Non-PEO NEOs as a group for each year were subject to the following equity award adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid” using the methodology described below:

	2023
	PEO	AVERAGE FOR OTHER NEOs
Summary Compensation Table Total	$21,560,669	$7,702,798
Adjustments
Deduction for amount reported under the “Stock Awards” and “Option Awards” Columns of the Summary Compensation Table	$(17,045,644)	$(5,199,037)
Increase/deduction for the Inclusion of Rule 402(v) Equity Values(*):
Year End Fair Value of Equity Awards Granted During the Year	$17,907,625	$5,476,937
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$(331,984)	$(129,572)
Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$1,539,183	$467,253
Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	$497,878	$96,440
Fair Value at the End of the Prior Year of Equity Awards that Failed.to Meet Vesting Conditions in the Year	$0	$0
Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$685,413	$188,327
Total	$20,298,115	$6,099,385
COMPENSATION ACTUALLY PAID	$24,813,140	$8,603,146

(*)
Compensation Actually Paid (“CAP”) excludes the Stock Awards and Option Awards columns from the relevant fiscal year’s Summary Compensation Table total. The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. The Rule 402(v) Equity Values reflect the aggregate of the following components, as applicable: (i) the fair value as of the end of the listed fiscal year of unvested equity awards granted in that year; (ii) the change in fair value during the listed fiscal year of equity awards granted in prior years that remained outstanding and unvested at the end of the listed fiscal year; (iii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior years that vested during the listed fiscal year, less the fair value at the end of the prior year of awards granted prior to the listed fiscal year that failed to meet applicable vesting conditions during the listed fiscal year and (iv) the value of dividend equivalents paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant or the Company’s approach to valuation employed in its financial statements.

For purposes of the above adjustments, the fair value of equity awards on the applicable date were determined in accordance with FASB’s ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant date fair value for accounting purposes.
The table below contains ranges of assumptions used in the valuation of outstanding equity awards for the relevant fiscal year(s). For more information, please see the notes to our financial statements in our Annual Report on Form 10-K and the footnotes to the Summary Compensation Table of this Proxy Statement above.
PBRSU Valuation Assumptions
PBRSUs	Financial Metric Multiplier	TSR Realized Performance (Percentile)	Volatility	Risk-Free Interest Rate
2022 PBRSU	100% - 230%	25P - 50P	29.80%	4.56%
2023 PBRSU	100% - 230%	25P - 50P	33.46%	4.08%
Stock Option Valuation Assumptions
Grant date	Expected Term (years)**	Strike Price	Volatility***	Dividend Yield***	Risk-Free Interest Rate***
4/1/2022	5.81 - 6.25	$57.71	27.74%	2.41%	3.77% - 3.78%
5/15/2022	4.76 - 5.12	$46.65	27.74%	2.41%	3.75% - 3.77%
4/1/2023	5.32 - 5.83	$44.37	27.74%	2.41%	3.75% - 3.77%

(**)
Expected term adjusted for moneyness is calculated as the midpoint between the weighted time to vest (considering both service and performance conditions) and the contractual term, and then adjusted based on the moneyness ratio as of the measurement date.

(***)
Implied volatility, dividend yield and Risk-free rate are computed as of the measurement date following similar methodology as grant date.

(3)
The peer group for total shareholder return (“TSR”) for each listed fiscal year is the S&P 500 Information Technology (Sector) Index. The TSR amounts disclosed in the table assume a fixed investment of $100, and the relevant “measurement period” for any given year presented is the market close on the last trading day before the registrant’s earliest fiscal year presented in the table, through and including the end of the fiscal year for which cumulative TSR is being calculated. In addition, the TSR for the earliest year in the table will represent the TSR over that “first” year while the TSR for the next earliest year will represent the cumulative TSR over the first and the second years.

2024 Proxy Statement   69
(4)
The Company has identified FX-neutral revenue as the company-selected measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and the Other NEOs in 2023 to the Company’s performance. FX-neutral revenue was chosen from the following three most important financial performance measures used by the Company to link compensation actually paid to the PEO and other NEOs in 2023 to the Company’s performance:

Most Important Financial Performance Measures:
•
FX-Neutral Revenue (the company-selected measure)—broad topline financial metric reflecting GMV performance while incentivizing business development and growth

•
Non-GAAP Operating Margin—incentivizes operational efficiency and profitability

•
Non-GAAP Net Income—incentivizes operational efficiency and profitability while also reflecting capital structure and tax impacts

For further information concerning the Company’s financial performance metrics, refer to the “Compensation Discussion and Analysis” section of this Proxy Statement above.
Narrative
In the above “Compensation Discussion and Analysis” section of this Proxy Statement, we discuss our pay-for-performance compensation philosophy and the elements of our executive compensation program, which are heavily weighted toward equity compensation. Reflecting our philosophy and the emphasis on equity compensation, the values included in the columns for Compensation Actually Paid to our PEO and the Non-PEO NEOs in each of the fiscal years reported above fluctuate year-over-year, primarily based on our stock price as of the last day of the listed fiscal year, among other factors, including Company financial performance relative to performance targets for PBRSUs and PBSOs. As the table illustrates, the compensation of our PEO and the Non-PEO NEOs is higher when our stock price is higher, and lower when our stock price is lower, reflecting the CHCC’s intent to align the interests of our PEO and the Non-PEO NEOs with those of our stockholders. Further, because Compensation Actually Paid values are based on our stock price as of particular dates in accordance with the SEC rules, it is important to note that the values could have been substantially different if other dates were chosen.
Relationship Between Compensation Actually Paid and Performance Measures
•
Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Cumulative TSR. The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s TSR, as well as the relationship between our TSR and the TSR of our peer group.

•
Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s net income.

70   2024 Proxy Statement
•
Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s FX-Neutral Revenue. The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s FX-neutral revenue.

2024 Proxy Statement   71
Equity Compensation Plan Information
The following table gives information about shares of our common stock that may be issued upon the exercise of options and rights under our equity compensation plans as of December 31, 2023. We refer to these plans and grants collectively as our Equity Compensation Plans.
PLAN CATEGORY	(a) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	(b) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	(c) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
Equity compensation plans approved by security holders	28,029,667(1)	$49.4742(2)	70,407,836(3)
Equity compensation plans not approved by security holders	—	—	—
Total	28,029,667	$49.4742	70,407,836

(1)
Includes (a) 23,141,572 shares of our common stock issuable pursuant to RSUs under our Equity Incentive Award Plan, as amended and restated, or our Plan, (b) 1,284,321 shares of our common stock issuable pursuant to PBRSUs under our Plan, (c) 3,529,350 shares of our common stock issuable pursuant to PBSOs under our Plan, and (d) 74,424 shares of our common stock issuable pursuant to DSUs under our Plan. RSUs and DSUs, each represent an unfunded, unsecured right to receive shares of Company common stock (or, with respect to DSUs granted prior to August 1, 2013, the equivalent value thereof in cash or property). The value of RSUs and DSUs varies directly with the price of our common stock.

(2)
Does not include outstanding RSUs or DSUs.

(3)
Includes 28,470,802 shares of our common stock reserved for future issuance under our Employee Stock Purchase Plan as of December 31, 2023.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 15, 2024 by (1) each stockholder known to us to be the beneficial owner of more than 5% of our common stock, (2) each of our directors, (3) each of the executive officers named in the “2023 Summary Compensation Table” included above, and (4) all executive officers and directors as a group. Unless otherwise indicated below, the address for each of our executive officers and directors is c/o eBay Inc., 2025 Hamilton Avenue, San Jose, California 95125.
	SHARES BENEFICIALLY OWNED(1)
NAME OF BENEFICIAL OWNER	NUMBER	PERCENT
The Vanguard Group(2)	58,404,026	11.51%
BlackRock, Inc.(3)	43,874,025	8.65%
Jamie Iannone(4)	801,450	*
Steve Priest(5)	188,131	*
Julie Loeger(6)	153,214	*
Eddie Garcia(7)	123,983	*
Cornelius Boone(8)	126,872	*
Paul S. Pressler	76,957	*
Perry M. Traquina	71,224	*
Logan D. Green	36,922	*
Adriane M. Brown	29,645	*
E. Carol Hayles	13,006	*
Mohak Shroff	12,933	*
Aparna Chennapragada	4,224	*
Shripriya Mahesh	1,234	*
Zane Rowe	—	*
All directors and executive officers as a group (15 persons)(9)	1,923,810	*

(*)
Less than one percent.

(1)
This table is based upon information supplied by officers, directors, and principal stockholders and any Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 15, 2024 and RSUs that are scheduled to vest within 60 days of April 15, 2024 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options and RSUs but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 507,401,884 shares of common stock outstanding as of April 15, 2024.

72   2024 Proxy Statement
(2)
Based on a Schedule 13G/A filed with the SEC on February 13, 2024, reporting ownership as of December 29, 2023, the Vanguard Group and its affiliates and subsidiaries (collectively, “Vanguard”) have beneficial ownership of an aggregate of 58,404,026 shares of the Company’s common stock. Vanguard has shared power to vote 678,441 shares of the Company’s common stock, sole power to dispose of 56,169,982 shares of the Company’s common stock and shared power to dispose of 2,234,044 shares of the Company’s common stock. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)
Based on a Schedule 13G/A filed with the SEC on January 25, 2024, reporting ownership as of December 31, 2023, BlackRock, Inc., and its affiliates and subsidiaries (“BlackRock”) have beneficial ownership of an aggregate of 43,874,025 shares of the Company’s common stock. BlackRock has sole power to vote 37,869,343 shares of the Company’s common stock and sole power to dispose of 43,874,025 shares of the Company’s common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(4)
Mr. Iannone is our President and CEO. Includes 7,592 RSUs scheduled to vest and 255,369 options exercisable within 60 days of April 15, 2024.

(5)
Mr. Priest is our SVP, Chief Financial Officer. Includes 2,525 RSUs scheduled to vest and 102,592 options exercisable within 60 days of April 15, 2024.

(6)
Ms. Loeger is our SVP, Chief Growth Officer. Includes 4,706 RSUs scheduled to vest and 73,056 options exercisable within 60 days of April 15, 2024.

(7)
Mr. Garcia is our SVP, Chief Product Officer. Includes 9,510 RSUs scheduled to vest and 80,801 options exercisable within 60 days of April 15, 2024.

(8)
Mr. Boone is our SVP, Chief People Officer. Includes 60,095 options exercisable within 60 days of April 15, 2024.

(9)
Includes 24,333 RSUs scheduled to vest and 629,467 options exercisable within 60 days of April 15, 2024.

2024 Proxy Statement   73
Questions and Answers About the Proxy Materials and Our 2024 Annual Meeting
Why am I receiving these materials?
Our Board has made these proxy materials available to you in connection with the Board’s solicitation of proxies for use at our 2024 Annual Meeting, which will take place on Thursday, June 20, 2024. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. We mailed the Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders on or around April 25, 2024.
What information is contained in these materials?
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information. Our 2023 Annual Report, which includes our audited consolidated financial statements, is also included with these proxy materials. If you received a paper copy of these materials, the proxy materials also included the accompanying proxy card or voting instruction form for the Annual Meeting. If you received the Notice instead of a paper copy of the proxy materials, voting instructions can be found in the Notice or below.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We are distributing our proxy materials to certain stockholders over the Internet under the “notice and access” approach in accordance with SEC rules. As a result, we mailed to many of our stockholders the Notice instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a copy of the proxy materials by mail or email. Instructions on how to access the proxy materials over the Internet or to request a paper or email copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or email on an ongoing basis.
This approach conserves natural resources and reduces our printing and distribution costs, while providing a timely and convenient method of accessing the materials and voting.
What proposals will be voted on at the Annual Meeting? What are the Board’s voting recommendations?
The following chart describes the proposals to be considered at the Annual Meeting and the Board’s voting recommendations.
PROPOSAL(S)		THE BOARD’S VOTING RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
1	Election of 10 directors named in this Proxy Statement	FOR each nominee named in this Proxy Statement	8
2	Ratification of Appointment of Independent Auditors	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending December 31, 2024	32
3	Advisory Vote to Approve Named Executive Officer Compensation	FOR the approval, on an advisory basis, of the compensation of our named executive officers	37
At the time the Notice was mailed, our management and the Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice.

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How many shares are entitled to vote?
Each share of eBay common stock outstanding as of the close of business on April 22, 2024, the record date, is entitled to one vote at the Annual Meeting. At the close of business on April 22, 2024, 506,443,550 shares of eBay common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the record date of April 22, 2024, and you are entitled to cast one vote per share of common stock held by you on the record date. These shares include shares that are (1) held of record directly in your name, including shares purchased or acquired through eBay’s equity incentive plans and (2) held for you as the beneficial owner through a broker, bank, or other nominee.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most stockholders of eBay hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:
•
Shares held of record. If your shares are registered directly in your name with eBay’s transfer agent, Computershare Shareowner Services LLC, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by eBay. As a stockholder of record, you have the right to grant your voting proxy directly to eBay or to vote at the Annual Meeting. If you do not wish to grant your voting proxy directly to eBay or to vote at the Annual Meeting, you may submit voting instructions via the Internet or by telephone by following the instructions on the Notice, and as described below under “How can I vote my shares without attending the Annual Meeting?” If you requested printed copies of the proxy materials, eBay has sent you a proxy card for you to use to direct the proxyholders regarding how to vote your shares.

•
Shares owned beneficially. If your shares are held in a brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You may also vote these shares by attending the Annual Meeting. If you do not wish to vote at or will not be attending the Annual Meeting, you may vote by proxy as described in the Notice and below under “How can I vote my shares without attending the Annual Meeting?” If you requested printed copies of the proxy materials, your broker, bank, or other nominee has enclosed a voting instruction form for you to use to direct the broker, bank, or other nominee regarding how to vote your shares. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them.

Can I attend the Annual Meeting?
You are invited to attend the Annual Meeting, which will be held virtually, if you are a stockholder of record or a beneficial owner as of April 22, 2024. Only stockholders of record or beneficial owners as of April 22, 2024 can vote, ask questions, or make comments. To join as a stockholder, you must go to www.virtualshareholdermeeting.com/EBAY2024 (“Meeting Website”) and log in using the control number on the Notice, your proxy card or your voting instruction form. We encourage you to join 15 minutes before the start time of 8:00 a.m. Pacific Time, June 20, 2024, to ensure you can connect. If you encounter any difficulties while accessing the Annual Meeting during the check-in or meeting time, a phone number for technical assistance will be made available on the Meeting Website 15 minutes prior to the start time of the Annual Meeting. A recording of the Annual Meeting will be archived for at least 90 days following the date of the Annual Meeting. You may find a link to it at https://investors.ebayinc.com.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting. We reserve the right to eject an attendee or cut off speaking privileges for behavior likely to cause disruption or annoyance or for failure to comply with reasonable requests or the rules of conduct for the meeting, including time limits applicable to attendees who are permitted to speak.
How can I participate in the Annual Meeting?
We intend to hold the Annual Meeting virtually. A virtual meeting is one held by means of remote communication. Stockholders will be able to join the meeting via the Meeting Website where they can listen to the speakers, view any presentations, submit questions and comments, hear the company’s responses, and vote their shares electronically. Rules of conduct and instructions to vote and to ask questions or make comments will be available at the Meeting Website during the meeting.
No recording of the Annual Meeting is allowed by anyone other than the Company, including audio and video recording.
We will endeavor to answer as many questions submitted by stockholders (or their proxyholders) as time permits and expect to allocate up to 20 minutes for the question-and-answer period. To allow us to answer questions from as many stockholders as possible, each stockholder (or their proxyholder) will be allowed to pose up to two questions. We reserve the right to edit profanity or other inappropriate language

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and to exclude questions regarding topics that are not pertinent to meeting business or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. If stockholders have matters of individual concern or questions that are not addressed during the meeting, they can submit questions or comments on our investor relations website at https://investors.ebayinc.com/contact-us-and-resources/contact-us/default.aspx.
In the event of technical difficulties with the Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/EBAY2024. If necessary, the announcement will provide updated information regarding the date, time, and location of the Annual Meeting. Any updated information regarding the Annual Meeting will also be posted on our investor relations website at https://investors.ebayinc.com. If you have technical difficulty accessing the meeting, please call the U.S. or international phone number (as applicable) listed on www.virtualshareholdermeeting.com/EBAY2024 for technical assistance.
Can I vote my shares at the Annual Meeting?
Shares held directly in your name as the stockholder of record, as well as shares held in street name through a broker, bank, or other nominee, may be voted at the Annual Meeting. Even if you plan to attend the Annual Meeting, eBay recommends that you submit a proxy as described in the Notice and below under “How can I vote my shares without attending the Annual Meeting?” so that your vote will be counted if you later decide not to attend the Annual Meeting.
How can I vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail pursuant to instructions provided on the proxy card.
If you hold shares beneficially in street name, you may vote through a voting instruction form over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, or other nominee.
Can I change my vote or revoke my proxy?
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:
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filing a timely written notice of revocation with our Corporate Secretary at our principal executive office (2025 Hamilton Avenue, San Jose, California 95125);

•
submitting a new proxy at a later date via the Internet, by telephone, or by mail following the instructions provided in the Notice or, if requested, the proxy card; or

•
attending the Annual Meeting and voting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account or by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee.
Only the latest validly executed proxy that you submit will be counted.
How are votes counted?
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each of the director nominees named in this Proxy Statement. If you elect to abstain from voting on the election of directors, the abstention will not have any effect on the election of directors. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to:
•
the ratification of the appointment of independent auditors; and

•
the advisory vote to approve named executive officers’ compensation.

If you elect to abstain from voting on any of these proposals, the abstention will have the same effect as an “AGAINST” vote with respect to such proposal, except that such abstention will have no effect on the election of directors.
If you provide specific instructions with regard to certain proposals, your shares will be voted as you instruct on such proposals. If no instructions are indicated, the shares will be voted as recommended by our Board.

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Who will count the votes?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.
What is the quorum requirement for the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
What is the voting requirement to approve each of the proposals? What effect will abstentions and broker non-votes have?
The following chart describes the proposals to be considered at the Annual Meeting, the vote required to elect directors to the Board and to adopt each of the other proposals, and the manner in which votes will be counted. Shares voted “ABSTAIN” and shares not represented at the meeting have no effect on the election of directors.
For each of the other proposals, abstentions have the same effect as “AGAINST” votes. If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote your shares, which would result in “broker non-votes,” on proposals other than the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2024. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
PROPOSAL	VOTING OPTIONS	VOTE REQUIRED TO ADOPT THE PROPOSAL	EFFECT OF ABSTENTIONS	EFFECT OF BROKER NON-VOTES*
Election of 10 director nominees named in this Proxy Statement	For, against or abstain on each nominee	A nominee for director will be elected if the votes cast for such nominee exceed the votes cast against such nominee	No effect	No effect
Ratification of appointment of independent auditors	For, against or abstain	The affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or represented by proxy and entitled to vote thereon	Treated as votes against	Brokers have discretion to vote
Advisory vote to approve named executive officers’ compensation	For, against or abstain	The affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or represented by proxy and entitled to vote thereon	Treated as votes against	No effect

*
A broker non-vote occurs when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares with respect to that particular proposal.

What happens if a nominee who is duly nominated does not receive a majority vote?
Each current director who is standing for election at the Annual Meeting has tendered an irrevocable resignation from the Board that will become effective if (1) the election is uncontested and (2) the CGNC or another committee of the Board comprised of independent directors determines to accept such resignation after the director fails to receive a majority of votes cast. This determination will be made within 90 days of the Annual Meeting (subject to an additional 90-day period in certain circumstances) and will be publicly reported promptly after it is made.
Where can I find the voting results of the Annual Meeting?
We will report the voting results in a Current Report on Form 8-K filed with the SEC following the Annual Meeting.
Who will bear the cost of soliciting votes for the Annual Meeting?
eBay will pay the entire cost of the solicitation of proxies. eBay has retained the services of Morrow Sodali LLC a professional proxy solicitation firm, to aid in the solicitation of proxies. eBay expects that it will pay Morrow Sodali LLC its customary fees, estimated not to

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exceed approximately $17,500 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. eBay has agreed to indemnify Morrow Sodali against certain liabilities relating to or arising out of their engagement. In addition, eBay may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. eBay must also pay banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others certain fees associated with:
•
forwarding the Notice to beneficial owners;

•
forwarding printed proxy materials to beneficial owners who specifically request them; and

•
obtaining beneficial owners’ voting instructions.

Solicitations may also be made by personal interview, mail, telephone, facsimile, email, Twitter, other electronic channels of communication, in particular LinkedIn, eBay’s investor relations website, other eBay-hosted websites and blogs, or otherwise by directors, officers, and other employees of eBay, but eBay will not additionally compensate its directors, officers, or other employees for these services.
May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?
You may submit proposals for consideration at future annual stockholder meetings. To be considered for inclusion in the proxy materials for our 2025 Annual Meeting of Stockholders, your proposal (other than a proposal for director nomination) must be received by our Corporate Secretary at our principal executive office no later than December 26, 2024. Your proposal must comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act. Your proposal should be sent to our Corporate Secretary at our principal executive office (1) via registered, certified or express mail to 2025 Hamilton Avenue, San Jose, California 95125, or (2) via email to shareholderproposals@ebay.com (with a confirmation copy sent via first class mail to our Corporate Secretary at the foregoing address); no facsimile submissions will be accepted.
A stockholder proposal or nomination for director will generally not be included in our proxy materials but will otherwise be considered at the 2025 Annual Meeting of Stockholders so long as it is submitted, together with the information required by our bylaws, to our Corporate Secretary at our principal executive office no earlier than February 20, 2025 and no later than March 22, 2025 and otherwise in accordance with our bylaws.
In order to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies for director nominees submitted under the advance notice requirements of our bylaws must also comply with the additional requirements of Rule 14a-19 under the Exchange Act. However, we note that the deadline provided for in Rule 14a-19 does not supersede any of the requirements or timing required by our bylaws. We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet the bylaw and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Our bylaws also provide that, under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in the proxy materials for our annual meetings. These proxy access provisions of our bylaws provide, among other things, that a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, may nominate, and include in our proxy materials for an annual meeting, two individuals to serve as directors or 20% of the Board, whichever is greater. The nominating stockholder or group of stockholders also must deliver the information required by, and each nominee must meet the qualifications required by, our bylaws. Requests to include stockholder-nominated candidates in the Company’s proxy materials for the 2025 Annual Meeting of Stockholders must be received by the Corporate Secretary at the above address no earlier than February 20, 2025 and no later than March 22, 2025. We advise you to review our bylaws, which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations and proxy access nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Failure to comply with the requirements, procedures and deadlines in our bylaws may preclude presentation and consideration of the matter or nomination of the applicable candidate for election at the 2025 Annual Meeting of Stockholders. Our bylaws were filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023 and can be viewed by visiting our investor relations website at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx. You may also obtain a copy by writing to our Corporate Secretary at our principal executive office (2025 Hamilton Avenue, San Jose, California 95125).
How can I get electronic access to the Proxy Statement and Annual Report?
The Notice, proxy card or voting instruction form will contain instructions on how to:
•
view our proxy materials for the Annual Meeting on the Internet and vote your shares; and

•
instruct us to send our future proxy materials to you electronically by email.

78   2024 Proxy Statement
Our proxy materials are also available on our investor relations website at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx.
You can choose to receive future proxy materials electronically by visiting our investor relations website at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your choice to receive proxy materials electronically will remain in effect until you contact eBay Investor Relations and tell us otherwise. You may visit our investor relations website at https://investors.ebayinc.com or contact eBay Investor Relations by mail at 2025 Hamilton Avenue, San Jose, California 95125, by email at ir@ebay.com or by telephone at (408) 376-7493.
How do I obtain a paper copy of the proxy materials?
If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.
How do I obtain a separate set of proxy materials if I share an address with other stockholders?
eBay has adopted an SEC-approved procedure called “householding.” Under this procedure, we are delivering a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share an address, unless otherwise requested from one or more of the stockholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If you reside at such an address and wish to receive a separate copy of the Notice and, if applicable, the proxy materials, including our annual report, you may contact eBay Investor Relations by mail at 2025 Hamilton Avenue, San Jose, California 95125, by email at ir@ebay.com or by telephone at (408) 376-7493 and we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials. You may also contact eBay Investor Relations if you would like to receive separate copies in the future, or if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future. Stockholders who hold shares in street name (as described above) may contact their broker, bank, or other nominee to request information about householding.

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Other Matters
The Board knows of no other matter that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.
Stockholders are urged to vote via the Internet or by telephone by following the instructions in the Notice or, if applicable, the proxy card or voting instruction form.
By Order of the Board of Directors
Molly Finn
Assistant Secretary
April 25, 2024
Copies of this Proxy Statement and our annual report for the year ended December 31, 2023 are available by visiting our investor relations website at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx.
You may also obtain copies free of charge by contacting investor relations by mail at 2025 Hamilton Avenue, San Jose, California 95125.

2025 Hamilton Avenue
San Jose, California 95125
https://investors.ebayinc.com

SCAN TO VIEW MATERIALS & VOTE2025 HAMILTON AVENUESAN JOSE, CA 95125VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/EBAY2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 19, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V38364-P10165KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYEBAY INC.The Board of Directors recommends that you vote "FOR" each of the Board of Directors' nominees below:Proposal 1 - Election of 10 director nominees named in the proxy statement.Nominees:For Against Abstain 1a.Adriane M. Brown1b.Aparna Chennapragada1c.Logan D. Green1d.E. Carol Hayles1e.Jamie Iannone1f.Shripriya Mahesh1g.Paul S. Pressler1h.Zane Rowe1i.Mohak Shroff1j.Perry M. Traquina ! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! The Board of Directors recommends you vote "FOR" proposal 2 below:Proposal 2 - Ratification of appointment of independent auditors.The Board of Directors recommends you vote "FOR" proposal 3 below:Proposal 3 - Advisory vote to approve named executive officer compensation.NOTE: Such other business as may properly come before the meeting or any continuation or adjournment thereof. For Against Abstain! ! !For Against Abstain! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. If this proxy is signed and returned, it will be voted in accordance with your instructions.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V38365-P10165eBay Inc.PROXY SOLICITED BY THE BOARD OF DIRECTORS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2024The undersigned hereby appoints JAMIE IANNONE, STEVE PRIEST and MOLLY FINN, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of eBay Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of eBay Inc., a Delaware corporation, to be held virtually at www.virtualshareholdermeeting.com/EBAY2024, on Thursday, June 20, 2024, at 8:00 a.m. Pacific Time for the purposes listed on the reverse side and at any and all continuation(s) and adjournment(s) of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect to the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED: FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT AND FOR PROPOSALS 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY CONTINUATION(S) AND ADJOURNMENT(S) THEREOF.PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES. Continued and to be signed on reverse side